                                                                   EXHIBIT 10.14

                                CONTRACT OF SALE





                                     BETWEEN





                       JEFFERSON COMMONS - LAWRENCE, L.P.

                      AND JEFFERSON COMMONS - WABASH, L.P.



                                   AS SELLERS,





                                       AND





                   EDUCATION REALTY OPERATING PARTNERSHIP, LP



                                    AS BUYER

                                TABLE OF CONTENTS


ARTICLE 1         PURCHASE PRICE AND EARNEST MONEY................................................................2


         Section 1.1         Agreement to Sell and Purchase.......................................................2


         Section 1.2         Purchase Price.......................................................................2


         Section 1.3         Earnest Money........................................................................3


ARTICLE 2         TITLE INSURANCE, OTHER INFORMATION, AND SURVEY..................................................5


         Section 2.1         Title Insurance......................................................................5


         Section 2.2         Other Information....................................................................5


         Section 2.3         Survey...............................................................................6


         Section 2.4         Other Property.......................................................................7


ARTICLE 3         TITLE REVIEW AND DUE DILIGENCE..................................................................7


         Section 3.1         Title Review.........................................................................7


         Section 3.2         Due Diligence Period.................................................................7


ARTICLE 4         SELLER'S REPRESENTATIONS, WARRANTIES, AND COVENANTS.............................................9


         Section 4.1         Seller's Representations and Warranties..............................................9


         Section 4.2         Several Liability; Survival of Representations and
                             Warranties..........................................................................13


         Section 4.3         Knowledge Standard..................................................................14


         Section 4.4         Seller's Covenants..................................................................14


ARTICLE 5         BUYER'S REPRESENTATIONS AND WARRANTIES.........................................................16


         Section 5.1         Buyer's Representations and Warranties..............................................16


         Section 5.2         Buyer's Covenants...................................................................17


ARTICLE 6         CLOSING AND PRORATIONS.........................................................................18


         Section 6.1         Closing Date........................................................................18


         Section 6.2         Closing Matters.....................................................................19


         Section 6.3         Prorations..........................................................................21


         Section 6.4         Closing Costs.......................................................................22


                                                                          Page i

         Section 6.5         Assumption Approval.................................................................23


         Section 6.6         Release Approval....................................................................23


ARTICLE 7         DEFAULTS AND REMEDIES..........................................................................24


         Section 7.1         Material Breach of Seller's Representations and
                             Warranties Prior to Closing.........................................................24


         Section 7.2         Buyer's Remedies....................................................................24


         Section 7.3         Seller's Remedies...................................................................26


ARTICLE 8         CASUALTY AND CONDEMNATION......................................................................26


         Section 8.1         Risk of Loss and Notice.............................................................26


         Section 8.2         Minor Casualty......................................................................27


         Section 8.3         Major Casualty and Condemnation.....................................................27


ARTICLE 9         MISCELLANEOUS..................................................................................28


         Section 9.1         Notices.............................................................................28


         Section 9.2         Performance.........................................................................30


         Section 9.3         Binding Effect......................................................................30


         Section 9.4         Entire Agreement....................................................................30


         Section 9.5         Assignment..........................................................................30


         Section 9.6         Commissions.........................................................................31


         Section 9.7         Headings............................................................................31


         Section 9.8         Holidays, Etc.......................................................................31


         Section 9.9         Legal Fees..........................................................................31


         Section 9.10        Governing Law.......................................................................31


         Section 9.11        Severability........................................................................31


         Section 9.12        Disclaimers, Waivers, and Releases..................................................32


         Section 9.13        Rule of Construction................................................................35


         Section 9.14        Effective Date......................................................................35

         Section 9.15        Independent Contract Consideration..................................................35


                                                                         Page ii

         Section 9.16        Counterparts and Facsimile Signatures...............................................35


         Section 9.17        No Recording........................................................................35


         Section 9.18        Further Acts........................................................................35


         Section 9.19        Arbitration.........................................................................35


         Section 9.20        Exchange............................................................................37


         Section 9.21        Related Property....................................................................37


         Section 9.22        Confidentiality.....................................................................38




EXHIBIT A-1       Legal Description of the Real Property Located in Douglas County, Kansas

EXHIBIT A-2       Legal Description of the Real Property Located in Tippecanoe County, Indiana

EXHIBIT B         List of Approved Service Contracts

EXHIBIT C         List of Personal Property

EXHIBIT D         Reports

EXHIBIT E         List of Delivered Loan Documents

EXHIBIT F         List of Delivered Survey

EXHIBIT G         Other Contracts for Development

EXHIBIT H         Deed Restrictions

EXHIBIT I         Litigation

EXHIBIT J         (Intentionally Omitted)

EXHIBIT K         Written Notice from Governmental Authority

EXHIBIT L         Knowledge Individuals

EXHIBIT M         Deed

EXHIBIT N         Bill of Sale

EXHIBIT O         Assignment of Leases, Contracts, Security Deposits, and Warranties

EXHIBIT P         IRC Section 1445 Certificate

EXHIBIT Q         Tenant Notice Letter

EXHIBIT R         Non-Exclusive Service Mark License Agreement

                                                                      Page iii

EXHIBIT S         Legal Opinion























                                                                      Page iv

                                CONTRACT OF SALE

This Contract of Sale (this CONTRACT) is between JEFFERSON COMMONS - LAWRENCE, L.P., a Delaware limited partnership (JC LAWRENCE), JEFFERSON COMMONS - WABASH, L.P., a Delaware limited partnership (JC WABASH, which, together with JC Lawrence, are collectively referred to as SELLER or SELLERS), and EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (BUYER).

                                   BACKGROUND

Buyer wants to purchase, and each Seller wants to sell, all of its interest in:

         a. the real property located in Douglas County, Kansas, more particularly described on EXHIBIT A-1 and the real property located in Tippecanoe County, Indiana, more particularly described on EXHIBIT A-2 (collectively, the REAL PROPERTY), and all rights and appurtenances pertaining to the Real Property, including any interest of Seller in adjacent streets, alleys, easements, and rights-of-way;

         b. all improvements, structures, and fixtures located on the respective tracts of Real Property (collectively, the IMPROVEMENTS);

         c. the landlord's interest in all residential leases, affecting the respective tracts of Real Property (LEASES), related security deposits (DEPOSITS) and guaranties (GUARANTIES), and the Service Contracts listed in EXHIBIT B attached to this Contract not terminated on or before the Closing Date (defined in SECTION 6.1) in accordance with SECTION 3.2(e) (the SERVICE CONTRACTS);

         d. the personal property located on the respective tract of Real Property described on the list attached as EXHIBIT C to this Contract (the PERSONAL PROPERTY) but excluding any personal property specifically excluded on EXHIBIT C;

         e. the respective Seller's interest in all plans for the Improvements (the PLANS);

         f. the respective Seller's interest in all warranties and guaranties relating to the Improvements, if any, including all unexpired third party warranties and guarantees, if any, received in connection with the construction, improvement, or equipment of the Improvements, but excluding all warranties and guaranties from any Seller Affiliate (defined in SECTION 9.5) (the WARRANTIES);

         g. all records and correspondence relating to tenants in the respective Seller's possession or the respective Seller's property manager, JPI Apartment Management, L.P. (PROPERTY MANAGER), used in the continuing operation of the Improvements excluding all documents that are subject to an attorney-client privilege (the RECORDS).

The Real Property, the Improvements, the Leases, the Deposits, the Guaranties, the Service Contracts, the Personal Property, the Plans, the Warranties, and the Records are collectively called the PROPERTY.

Without limitation, the following are not included in the Property: the name "Jefferson", "Jefferson Commons", the initials "JPI" (although Seller's affiliate has provided a limited license for use of such names/initials pursuant to a license agreement hereafter more particularly set forth), any logo, trade name, or other name utilizing "Jefferson", "Jefferson Commons" or "JPI", any software owned by or licensed to any company or entity other than Seller, any professional photographs of the Property, including, but not limited to, photographs, negatives, and transparencies in digital or other form, and any bonds or letters of credit issued in favor of any Governmental Authorities (defined in SECTION 4.1) by Seller or any Seller Affiliate in connection with the construction of the Improvements.

                                   ARTICLE 1
                        PURCHASE PRICE AND EARNEST MONEY

Section 1.1       Agreement to Sell and Purchase.

Each Seller shall sell to Buyer, and Buyer shall purchase from each Seller, the Property, free and clear of any and all liens and encumbrances and subject only to the Permitted Exceptions (defined in SECTION 3.1), upon the terms of this Contract.

Section 1.2       Purchase Price.

         (a) The PURCHASE PRICE of the Property is $38,205,000, subject to all prorations and credits set forth herein, payable in immediately available United States funds at Closing (defined in SECTION 6.1).

         (b)      The Purchase Price is allocated as follows:

                  Individual Property's Owner                               Purchase Price Allocation(1)
                  ---------------------------                               ---------------------------
                         JC Lawrence                                                    $16,905,000
                         JC Wabash                                                      $21,300,000
                                                                                        -----------

                         Total Purchase Price                                           $38,205,000


         (c) The Purchase Price is payable at Closing (defined in SECTION 6.1) as follows:

                  (i) By Buyer taking title to the Property assuming (subject to, and inclusive of the non-recourse provisions thereof) all obligations accruing from and after the Closing Date under Seller's Existing Loans (as defined in SECTION 2.2(i)) which are generally described in SECTION 2.2(i), but excluding those obligations resulting from a default by Seller under the Existing Loans. Seller shall cooperate with and assist Buyer, but at no cost or expense to Seller (other than its attorney's fees) and without Seller or Seller Affiliates having to incur any additional obligations, in connection with the Buyer seeking consent from the Lenders for the assumption of the Existing Loans (subject to and inclusive of, the non-recourse provisions thereof) on terms and conditions acceptable to Buyer in its sole discretion


--------
(1) Allocation of any portion of the Purchase Price to Personal Property by Buyer shall be based on the then reasonable market value of such Personal Property, but in no event shall such amount exceed 10% of the respective Purchase Price Allocation. This provision shall survive Closing.

                           and specifically without Buyer being required to agree to any material change of any term of any Existing Loan document, as a condition to Lender's approval of the assumption (the ASSUMPTION). Any and all fees or expenses required to be paid to Lenders in connection with Buyer's Assumption (subject to and inclusive of, the non-recourse provisions thereof) of the Existing Loans shall be borne one-half (1/2) by Buyer and one-half (1/2) by Seller; provided, however, any fees, expenses or payments (but not payments representing all or substantially all of the remaining balance of the Existing Loans) resulting from a default by Seller under the Existing Loans prior to Closing shall be paid solely by Seller at Closing. Additionally, Buyer shall use commercially reasonable efforts to obtain a release, reasonably acceptable to Seller, of all liabilities, indemnities and guarantees of Seller and Seller Affiliates accruing from and after the Closing Date under the Existing Loans (the SELLER RELEASES) but Buyer shall not be obligated to assume any additional obligations to the Lenders to do so and Seller shall not be obligated to pay any costs or fees (other than its share of the assumption fees and costs set forth above) not approved by Seller; and

                  (ii) By Buyer paying cash, by wire transfer, for disbursement to Seller at Closing, the amount of the Purchase Price, less the total amount of unpaid principal and accrued but unpaid interest owing pursuant to the Existing Loans as of the Closing Date, subject to prorations and other debits or credits provided for in this Contract (the NET AMOUNT). All Cash shall be sent by wire transfer to the Closing Agent for disbursement to each Seller at Closing in the amount set forth above (the CASH).

Section 1.3       Earnest Money.

         (a) On the Effective Date (defined in SECTION 9.14), as a condition to the continued effectiveness of this Contract, Buyer shall deposit with Marble Title Company, L.L.C. (TITLE COMPANY), as agent for Chicago Title Insurance Company (CLOSING AGENT), 2001 Bryan Street, Suite 1700, Dallas, Texas 75201, Attention: Kerri A. Majors, Phone: (214) 965-1672, Fax:
                  (214) 965-1631, $101,000 in (i) immediately available federal funds or (ii) the form of an unconditional and irrevocable letter of credit in favor of Seller and Closing Agent on terms and from an issuer reasonably acceptable to Seller (a LETTER OF CREDIT) (the EARNEST MONEY).

         (b) The Earnest Money, if paid in the form of immediately available federal funds (and not by Letter of Credit), shall be applied to the Purchase Price at Closing, however, any Letter of Credit shall be returned to Buyer after Closing with no portion of its funds having been credited against the Purchase Price. The Earnest Money is non-refundable to Buyer in all events, except for a Seller default or as otherwise specifically set forth herein. If Buyer fails to deliver the Earnest Money, this Contract will automatically terminate. If Buyer fails to close the transaction on January 31, 2005, and the Closing is not extended by mutual written agreement of the parties or pursuant to the provisions of SECTION 6.1, this Contract will automatically terminate, the Earnest Money will be paid to Seller and the parties will have no further obligations to each other. If any of the Earnest Money is in the form of a Letter of Credit then, any reference in this Contract to Seller being paid any portion of the Earnest Money is deemed to include and Seller shall have the right to draw upon the Letter of Credit and retain the proceeds.

         (c) If this Contract does not close, the Earnest Money will be paid or the Closing Agent shall deliver the Letter of Credit as provided in this Contract. Closing Agent shall, promptly upon receipt, place the wire transferred Earnest Money in a federally insured, interest bearing account. All interest on the Earnest Money becomes part of the Earnest Money. All interest on the Earnest Money will be reported to the Internal Revenue Service as income of Buyer. Buyer shall promptly execute and deliver to Closing Agent all forms reasonably requested by Closing Agent with respect to the Earnest Money. Buyer acknowledges and agrees that, except for a default by Sellers under SECTION 7.1 or SECTION 7.2 or the occurrence of a Major Casualty prior to Closing, the Earnest Money is non-refundable to Buyer. Buyer acknowledges and agrees that, except for a default by Sellers under SECTION 7.1 or SECTION
                  7.2 or the occurrence of a Major Casualty occurs prior to Closing, the Earnest Money is non-refundable to Buyer.

         (d) Closing Agent is authorized and directed to pay the Earnest Money and/or deliver any Letter of Credit for any portion of the Earnest Money to the party entitled to receive the Earnest Money under the terms of this Contract. Sellers or Buyer, as appropriate, shall deliver a letter of instruction to Closing Agent directing the disbursement of the Earnest Money or the delivery of the Letter of Credit to the party or parties entitled to receive the Earnest Money promptly upon receipt of a demand from that party or parties.

         (e) Upon delivery of the Letter of Credit, if any, to Seller, Seller is authorized to immediately present it to the issuer for payment.

         (f) The Letter of Credit shall contain an expiry date of not earlier than April 29, 2005. If, for whatever reason, Seller has been unable to present the Letter of Credit for payment on or before March 29, 2005, or if, once presented, Seller has not been paid the full amount of the Letter of Credit by March 29, 2005, in any such case, Buyer shall immediately cause a substitute Letter of Credit to be issued in the same amount with an expiry date of no earlier than May 30, 2005 (this process shall continue monthly until the Letter of Credit is either delivered to Buyer or tendered by Seller to the issuing bank such that they do not expire prior thereto). If, for whatever reason, Buyer fails to cause a substitute Letter of Credit to be issued at least twenty-five (25) days prior to the expiry date of the existing Letter of Credit, then Buyer and Seller hereby authorize Closing Agent to immediately present the existing Letter of Credit for payment and, once paid, to hold the proceeds as "Earnest Money" in accordance with the terms of this Contract. Buyer and Seller agree that Closing Agent is authorized to present the Letter of Credit for payment even if Buyer has delivered instructions to the contrary to Closing Agent; provided, that Closing Agent shall not present the existing Letter of Credit as authorized by this SECTION 1.3(f) only if Closing Agent receives written instructions to the contrary from both Buyer and Seller. TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS, OF THIS SECTION 1.3(f), BUYER AND SELLER, THROUGH THEIR AUTHORIZED REPRESENTATIVES HAVE SEPARATELY INITIALED THIS
                  SECTION 1.3(f). This SECTION 1.3(f) shall survive the termination or expiration of this Contract.

                               BUYER'S INITIALS:
                                                  ---------------------
                               SELLER'S INITIALS:
                                                  ---------------------

                                   ARTICLE 2
                 TITLE INSURANCE, OTHER INFORMATION, AND SURVEY

Section 2.1       Title Insurance.

         (a) Seller shall cause Closing Agent to agree to issue to Buyer as soon as practicable after Closing, an ALTA Standard Coverage Owner Policy of Title Insurance for all the respective Real Property and Improvements on the standard form in use in the State where the Property is located (collectively, the OWNER POLICY), which may be based on a marked up title commitment or binder agreed to and delivered by Closing Agent, at Closing (it being agreed between Buyer and Seller that Seller's only obligation is to cause delivery of the Owner Policy and Seller has no obligation to cause Closing Agent to provide a marked up title commitment or binder), dated as of the Closing Date, in the amount of the respective allocated Purchase Price, insuring good and marketable fee simple title to the JC Lawrence Real Property and Improvements and the JC Wabash Real Property and Improvements. Buyer may request that Title Company issue other available endorsements to the Owner Policy, but any affidavits, indemnities or other documents requested by Title Company in order for it to issue any endorsements are subject to approval by Seller in its sole discretion. Seller is responsible only for payment of the premium for the Standard Coverage Owner Policy. Buyer shall pay the premiums charged for and costs associated with obtaining extended coverage and endorsements to the Owner Policy and for any loan policy or endorsements required by the Lenders or any other Lenders of Buyer. Upon issuance, the Owner Policy will except only to the Permitted Exceptions which remain at Closing after the title commitment or binder has been marked up as agreed to between the Buyer and the Closing Agent.

         (b) Sellers have previously caused Closing Agent to furnish to Buyer a title insurance commitment for each Property, in the standard form used by the State where the Property is located, covering each Real Property (collectively, the COMMITMENT), together with copies of all documents referenced as title exceptions in the Commitment.

Section 2.2       Other Information.

Buyer and Sellers acknowledge that, prior to the Effective Date, Sellers have delivered to Buyer the following for each individual Property (collectively, the DOCUMENTS):

         (a)      a rent roll (by building, apartment number and bedroom) (RENT
                  ROLL), certified to be true and correct in all material respects by Seller, dated no earlier than 5 days prior to the date Seller delivers same, showing:

                  (i)      move-in, term, and expiration date for each Lease;

                  (ii)     name of the tenant listed on each Lease;

                  (iii) the amount of the monthly rent for the unit, any garage, and any other amenity leased by the tenant;

                  (iv)     the amount of the security and other deposits; and

                  (v) if the apartment is vacant, the market rent for the unit;

         (b) a delinquency report showing the amount of any arrearages or delinquencies by tenants under the Leases, certified to be true and correct in all material respects by Seller;

         (c) a concession matrix identifying rent concessions or forbearances for the Leases, certified to be true and correct in all material respects by Seller;

         (d) copies of the reports listed in EXHIBIT D attached to this Contract (the REPORTS) which Reports are delivered "AS IS" and, except as specifically set forth in SECTION 4.1(h), Seller makes no representation or warranty concerning the accuracy, correctness, completeness, suitability or utility of the Reports or the information contained or not contained therein;

         (e)      copies of the Service Contracts;

         (f) copies of all certificates of occupancy and other permits or licenses necessary for the operation of the Property which are in Seller's possession or the possession of Property Manager;

         (g) a copy of the most recent as-built survey of the Real Property and Improvements in Seller's possession;

         (h) copies of ad valorem tax statements for tax years 2002 and 2003;

         (i) copies of the documents and instruments listed on EXHIBIT E executed in connection with the indebtedness (the EXISTING LOANS) payable to the order of JPMorgan Chase Bank or Citigroup Global Markets Realty Corp., their respective successors and assigns as "Lenders" (LENDERS); and

         (j) financial statements showing income and expense for the years 2001 (to the extent available), 2002, and 2003 (on a monthly basis), certified true, correct, and complete in all material respects by an authorized officer of Seller.

         Additionally, Seller shall furnish an operating statement for the current year (updated monthly within twenty (20) days after the end of the month through Closing) detailing all income and expense items for the Property, certified true, correct and complete in all material respects by an authorized officer of Seller.

Section 2.3       Survey.

Buyer acknowledges that Seller has previously delivered to Buyer an as-built, ALTA/ACSM (or similar) survey of each Property prepared by the surveyors and dated as set forth on EXHIBIT F (collectively, the SURVEY). Updates to or recertifications of the Survey shall be at Buyer's expense.

Section 2.4       Other Property.

Seller hereby discloses that as of the Effective Date it has not entered into any contacts for the purchase of property to be developed as "for rent" student housing within a ten (10) mile radius of any Property, except as set forth on EXHIBIT G.

                                   ARTICLE 3
                         TITLE REVIEW AND DUE DILIGENCE

Section 3.1       Title Review.

         (a) Buyer acknowledges that it has reviewed the Commitment, the title exception documents listed therein and the Survey prior to execution of this Contract, waives any objection it might have to such items and accepts and approves all matters shown thereon. Except as specifically set forth in SECTION 3.1(b), by its execution of this Contract, Buyer accepts the Property and all title and survey matters and the Earnest Money is non-refundable to Buyer, except as specifically set forth in this Contract.

         (b) Seller has no obligation to cure any matters shown on the Commitment or the Survey. Notwithstanding the preceding sentence, Seller shall cure monetary liens that can be cured solely by the payment of money and shall bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment to Closing Agent's reasonable satisfaction; provided, that Seller will not be required to expend or, in the case of a bond, be liable for more than $25,000 for any single Property to cure any such monetary liens or bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment related to any individual Property.

         (c) All exceptions shown on the Commitment, the title exception documents, or the Survey, except for mechanics' or materialmen's lien(s) and abstract(s) of judgment which Seller shall cure to the extent provided in SECTION 3.1(b), are the PERMITTED EXCEPTIONS. The Permitted Exceptions include the restriction against conversion of the Real Property to a condominium regime specified in the Deed (defined in SECTION 6.2(a)).

         (d) At or prior to Closing, the Sellers shall execute and record a deed restriction (the DEED RESTRICTIONS) in substantially the form attached to this Contract as EXHIBIT H prohibiting the imposition of a condominium regime on the Real Property and Improvements for a period of 15 years after the Closing Date without the consent of Sellers

Section 3.2       Due Diligence Period.

         (a) Until this Contract is terminated in accordance with its terms, Buyer may enter the Real Property and Improvements to conduct inspections of the Real Property and Improvements, including any third party inspections, review the Records, and review and analyze all materials, surveys, maps, and reports provided by Sellers under this Contract. Buyer must notify Seller of its or its agents or contractors intention to enter the Real Property and Improvements at least 24 hours prior to each intended entry and obtain Sellers' prior approval, not to be unreasonably withheld, of the proposed scope of the inspections and tests. No invasive testing or inspections may be performed without prior written approval of Sellers, which approval may be withheld or given in Seller's reasonable discretion. Seller may, at its option, have a representative present for each inspection or test. Buyer may not enter into any unit except in accordance with the Lease and in accordance with applicable law. All consultants who perform inspections or testing at the Real Property on behalf of Buyer are subject to Seller's prior approval, not to be unreasonably withheld.

         (b) Buyer acknowledges that it has entered the Real Property and Improvements prior to the Effective Date to conduct inspections of the Real Property and Improvements, review the Records, and review and analyze all materials, surveys, maps, reports, and other matters and information provided by Seller under this Contract. By its execution of the Contract, Buyer accepts the Property and the Earnest Money is non-refundable to Buyer, except as specifically set forth in this Contract.

         (c) Prior to any entry on the Real Property and Improvements, Buyer or its Affiliate shall deliver to Sellers a reasonably satisfactory certificate of insurance evidencing that Buyer or its Affiliate has commercial general liability insurance and automobile liability insurance, on an occurrence basis, with limits of at least $2,000,000 and $1,000,000, respectively, each issued by an insurance company licensed to do business in the State where the Real Property is located and with an A. M. Best Company rating of at least A-VIII and a reasonably satisfactory endorsement identifying Sellers and the property management company as additional insureds. Buyer's or its Affiliate's insurance policies must be primary with respect to any liability insurance carried by Sellers.

         (d) Buyer shall perform, and shall cause its agents, employees, and contractors to perform, all inspections and reviews of the Property so as not to cause any damage, loss, cost, or expense to, or claims against Seller or the Property. Buyer shall, at its expense, promptly repair any damage to the Property caused by or attributable to Buyer's inspections or testing to the condition existing prior to the inspection or testing. Buyer shall indemnify, defend, and hold Seller and its property management company and their respective agents and employees harmless for, from and against any damage, loss, cost, expense (including, without limitation, reasonable legal fees, court costs, and expenses), or claims caused by, attributable to, or resulting from the acts or omissions on or about the Property by Buyer, its agents, employees, contractors, or consultants. Notwithstanding the foregoing, Buyer shall have no liability for pre-existing conditions discovered by Buyer's tests, inspections or reviews. Buyer shall cause any lien filed against the Real Property by a consultant, contractor, subcontractor, or other person or entity arising by, through, or under Buyer or otherwise attributable to Buyer's inspection, testing, and review of the Property to be released of record (whether through payment or bonding) within 20 days after receipt of notice from Seller of the filing of any lien. The terms of this SECTION 3.2(d) are not limited by SECTION 7.3.

         (e) Buyer acknowledges that it has reviewed all Service Contracts listed in EXHIBIT B and all Service Contracts listed in EXHIBIT B are approved by Buyer and Buyer may not reject any Service Contract listed in EXHIBIT B. All Service Contracts listed in EXHIBIT B will be assumed by Buyer at Closing. Buyer will be liable for any obligations under all Service Contracts approved by Buyer extending past the Closing Date.

         (f) The terms of this SECTION 3.2 survive the Closing or any termination of this Contract.

                                   ARTICLE 4
               SELLER'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 4.1       Seller's Representations and Warranties.

Each Seller for itself and not on behalf of the other Sellers, represents and warrants to Buyer:

         (a) Each Seller is a limited partnership, validly existing and in good standing under the laws of the State of Delaware, and is, to the extent necessary, qualified to do business in the State where its respective Real Property is located.

         (b) Each entity comprising Seller has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Seller is duly authorized to do so.

         (c) Other than as listed on EXHIBIT I attached hereto and made a part hereof, there is no pending or, to Seller's knowledge, overtly threatened litigation, or other process, private or regulatory, affecting the Property or any entity comprising Seller that, if decided adversely, would have a Material Adverse Effect on the use or operation of the Property or Seller's ability to perform its obligations hereunder.

         (d) Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the
                  ORDER) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (OFAC) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the ORDERS).

         (e) Neither Seller nor any beneficial owner of Seller nor any Person who provides loans to Seller:

                  (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the LISTS);

                  (ii) is an individual, corporation, partnership, limited liability company, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity (collectively, a PERSON) who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United

                           States Department of Treasury or the United States Department of State including any agency or office thereof;

                  (iii) is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                  (iv) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

                  For purposes of this Section and Section 5.1, U.S. PERSON means any United States citizen, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, with a principal place of business within the United States or any of its territories. For purposes of this Section and
                  Section 5.1, ANTI-MONEY LAUNDERING LAWS means those laws, rules, regulations, orders and sanctions, state and federal, criminal and civil, that (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interests of the United States; or (iii) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions are deemed to include the Executive Order Number 13224 on Terrorism Financing (September 23, 2001), the Patriot Act; the Currency and Foreign Transactions Reporting Act (also known as the Bank Secrecy Act, 31), the Trading with the Enemy Act, 50 U.S.C. Appx. Section 1 et seq., the International Emergency Economics Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957, as amended.

         (f) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or, to the Seller's knowledge, threatened against the Seller, any entity comprising Seller, or any of the Property. Seller and each entity comprising Seller has been and will be solvent at all times prior to and immediately following the transfer of the Property to Buyer.

         (g) The Leases available for review by Buyer are true and correct copies of the actual Leases in Seller's possession and are the complete written documentation of the agreement between Seller, as landlord, and the tenants.

         (h) The Service Contracts, Plans, Warranties, Records, and Reports provided to Buyer by or on behalf of Sellers are true and correct copies of all such documents.

         (i) Except for the Existing Loans that Buyer will assume at Closing, there are no rights, options, or other agreements of any kind to purchase or otherwise acquire or sell or otherwise dispose of the Property or any interest in the Property.

         (j) Except for the consent of (1) the Lenders for Buyer's assumption of the Existing Loans and (2) the Lender under that certain mezzanine financing from RAIT Limited Partnership
                  (RAIT), no further consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any third party or governmental agency or body is necessary for the execution, delivery and performance of this Contract and the transactions contemplated hereby by any entity comprising Seller (although some permits may require assignment or reapplication with respect to continued operations).

         (k) The Seller's execution, delivery and performance of this Contract and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or limited liability company action of the Seller and no other action is required by law, or pursuant to the Seller's limited partnership agreement for such authorization; this Contract is the legal, valid, and binding obligation of, and is enforceable against the Seller in accordance with its terms, except to the extent such enforcement may be affected by general principles of equity, or by bankruptcy and other laws affecting the rights of creditors generally; assuming the consent required of the Lenders for the assumption of the Existing Loans and the transfer of the Properties is obtained, the execution and delivery of this Contract and the compliance with the terms and conditions of this Contract by the Seller will not breach or conflict with any of the terms, conditions, or provisions of any agreement or instrument to which the Seller is a party or by which the Seller is or may be bound, or constitute a default thereunder; and, to the Seller's knowledge, and except as otherwise provided under the Existing Loans, the authorization, execution, and delivery of this Contract and the consummation of the transaction contemplated hereby, will not, with or without the giving of notice or passage of time or both:

                  (i) violate, conflict with or result in the breach of any terms or provisions of, or require any notice, filing, or consent, which has not been obtained, under:

                           (A) the limited partnership agreement of the Seller; or

                           (B) any statutes, laws, rules, or regulations of any governmental body applicable to the Seller; or

                           (C) any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority binding upon either the Seller or the Property.

                  (ii) conflict with, result in the breach of any terms or provisions of, require any notice or consent under, give rise to a right of termination of, or constitute a default under, the tenant Leases or any agreement or instrument of any kind to which the Seller is a party or by which the Property is bound; or

                  (iii) result in any lien, claim, encumbrance or restriction on the Property.

         (l)      With respect to the Property, as of the Effective Date of this
                  Contract:

                  (i) There are no maintenance, management, or Service Contracts in effect with respect to or affecting the Property or any part thereof that will not be terminated as of the Closing, other than the agreements set forth in EXHIBIT B.

                  (ii) There are no persons now employed by Seller or a Seller Affiliate who Buyer will be obligated to hire or retain at or after Closing.

                  (iii) There are no condemnation proceedings pending or, to the actual knowledge of Seller, threatened against the Real Property, the Improvements or any part thereof.

                  (iv) The Seller has not received any written notice and to the Seller's knowledge, which knowledge is deemed to be limited to the environmental reports included as part of the Reports (collectively, the ESA), and except for matters and materials present at the Real Property and Improvements in the ordinary course of operation of the Real Property and Improvements as an apartment complex, there are no Hazardous Materials (defined in SECTION 9.12(a) but excluding from such definition fungi of all forms and types) present at the Real Property and Improvements other than any specified in the ESA. The Seller makes no representation or warranty relating to fungi of any form or type.

                  (v) Except for the Existing Loans, no person or entity holds or claims a right of first refusal or option to acquire the Property or, except for the Existing Loans and the Permitted Exceptions, an interest in the Property or any part thereof.

         (m) Except as included in the Leases or as has been disclosed in writing to Buyer, there are no other rights of occupancy by any person.

         (n) The Documents required by SECTION 2.2 to be certified by the Seller as true and correct are true and correct in all material respects.

         (o) To the Seller's knowledge, Seller is not in material default under any of the Leases.

         (p)      The Seller has no employees.

         (q) The list of Personal Property set forth on EXHIBIT C is true, correct and complete in all material respects. Seller owns all of the tangible Personal Property which is used in and, individually or in the aggregate with other such property, is material to the operation of the Properties; provided, however, Seller holds no license for the use of the management software and such software license shall not be transferred to Buyer. Except for the Existing Loans, to the Seller's knowledge, such Personal Property is free and clear of all liens. All Personal Property located at or on the Property shall remain and not be removed prior to the Closing, except in the ordinary course of business or for equipment that becomes obsolete or unusable, which may be replaced in the ordinary course of business.

         (r) The list of Service Contracts set forth on EXHIBIT B is true, correct and complete in all material respects. To the Seller's knowledge, no event of default exists (which remains uncured) under any of the Service Contracts which would have a Material Adverse Effect. For purposes of this Contract, MATERIAL ADVERSE EFFECT means an event that would have a material adverse effect on the business, financial condition or results of operations of the Property. True and complete copies of the Service Contracts have been provided to Buyer.

         (s) The environmental reports listed in EXHIBIT D are the latest reports obtained by Seller with respect to the respective Properties.

         (t) The list of documents set forth on EXHIBIT E is a complete list of all material Loan Documents (as hereinafter defined) related to the Existing Loans. To the Seller's knowledge, the Existing Loans and the documents entered into in connection therewith (collectively, the LOAN DOCUMENTS) are in full force and effect as of the Effective Date. To the Seller's knowledge, no event of default or event that with the passage of time or giving of notice or both would constitute an event of default has occurred as of the Effective Date under any of the Loan Documents which would have a Material Adverse Effect. True and complete copies of the Loan Documents have been provided to Buyer.

         (u) Except as set forth on EXHIBIT K, Seller has received no written notice concerning the Real Property or the Improvements from any Governmental Authority stating that the Real Property or the Improvements are in violation of any federal, state, county, or city statute, ordinance, code, rule, or regulation which remains uncured or which, if uncured at Closing, would have a Material Adverse Effect. The terms GOVERNMENTAL AUTHORITY and GOVERNMENTAL AUTHORITIES mean the United States of America, the State, the county, and city where the Real Property is located, and any other political subdivision in which the Real Property is located or that exercises jurisdiction over the Real Property and Improvements or the construction of multifamily residential improvements on the Real Property, and any agency, department, commission, board, bureau, property owners association, utility district, flood control district, improvement district, or similar district, or other instrumentality of any of them.

         (v) There is no pending or, to Seller's knowledge, threatened condemnation or change in zoning affecting the Property. Except as disclosed in writing to Buyer, no portion of any Property is a designated historic property or located within a designated historic area.

         (w) There are no so-called "redec" or "redecorating fees" collected from tenants of the Properties.

Section 4.2       Several Liability; Survival of Representations and Warranties.


         (a) Notwithstanding anything contained herein to the contrary, each of the parties comprising Seller shall be responsible and liable hereunder only with respect to its respective Property. All covenants and agreements of the Seller under this Contract shall be the several obligations of such Seller and shall bind and/or be made by each Seller only as to the Property owned by such Seller as if a separate agreement had been executed by and between such respective Seller and Buyer for each Property. Notwithstanding the foregoing, a default under this Contract by any Seller shall constitute a default under this Contract with respect to all Sellers and all Properties.

         (b) The representations and warranties in SECTION 4.1 will be deemed made on and as of the Closing Date with the same force and effect as if made at that time and shall survive Closing for a period of 9 months, at which time they terminate unless a claim for breach thereof has been instituted within the 11-month period as specified in the next sentence. Buyer may bring an action against a respective Seller for a material (defined in SECTION 7.1) breach of any of Seller's representations and warranties only if (i) Buyer gives such Seller written notice of the circumstances giving rise to a material breach within the 11-month period after Closing, (ii) the aggregate, actual damages from all breaches by such Seller exceeds $10,000, and (iii) the breach was not waived pursuant to SECTION 7.1 hereof. Buyer may collect only actual damages for any breach of Seller's representations and warranties under this Contract. Buyer and Seller waive the right to collect special, consequential, incidental, punitive, or any other damages other than actual damages in connection with this transaction and this Contract. Except for (i) any adjustment of the prorations as set forth in SECTION 6.3, (ii) the warranties in the Deed, the Bill of Sale, and the Assignment of Leases, and (iii) claims in tort which are covered (in whole or in part) by Seller's liability insurance,
                  (a) any Seller's liability for damages related to any single Property is limited to $300,000; provided, that the aggregate liability of all Sellers for all damages of any kind related to this Contract or this transaction is limited to and shall not exceed $300,000 (Buyer hereby waiving the right to claim damages in excess thereof), except for fraud, and (b) any suit against Seller for damages must be instituted within 2 years and 1 day after Closing or the damages are thereafter barred.

         (c) The provisions of this SECTION 4.2 survive the Closing or any termination of this Contract.

Section 4.3       Knowledge Standard.

For purposes of this Contract, the terms SELLER'S KNOWLEDGE and BUYER'S KNOWLEDGE mean the current, actual knowledge of the individuals listed on EXHIBIT L attached to this Contract, without independent inquiry and without any actual or implied duty to inquire, and does not include knowledge imputed to Seller or to the Buyer, as the case may be, from any other person. The named individuals are acting for and on behalf of Seller or Buyer, as the case may be, and in a capacity as an officer of Seller or Buyer, respectively or one or more of Seller's or Buyer's Affiliates and are in no manner expressly or impliedly making any representations or warranties in an individual capacity. Buyer and Seller waive any right to sue or to seek any personal judgment or claim against any of the named individuals.

Section 4.4       Seller's Covenants.

Each Seller, severally and not jointly, covenants with Buyer as follows:

         (a) At all times from the Effective Date to the Closing Date, Seller shall maintain in force property insurance and commercial general liability insurance covering the Real Property and the Improvements in accordance with Seller's customary procedures.

         (b) At all times from the Effective Date to the Closing Date, Seller shall keep and perform or cause to be kept and performed all of the material obligations to be performed by the landlord under the Leases.

         (c) Seller shall not, without Buyer's prior consent, which consent will not be unreasonably withheld or delayed, modify, terminate, amend, or allow the assignment of existing Leases, except in accordance with Seller's historical course of conduct in operating the Property.

         (d) After the Effective Date, Seller shall not remove any Personal Property from the Improvements without replacing it with items of like kind and quality.

         (e) Seller agrees to obtain Buyer's written approval prior to entering into any new Service Contract that is not terminable on thirty (30) days notice.

         (f) Seller will manage, operate, repair and maintain the Property in generally the same manner as it managed, operated, repaired and maintained the same prior to the date hereof and, to its reasonable ability, will keep the Property in its present state of repair subject to normal wear and tear, exercising the same degree of care in such matters as Seller has previously exercised.

         (g) Seller shall update the Rent Roll on Buyer's request, but no more often than once per month. Seller shall not lease any portion of the Property to any employees of an Affiliate of Seller, except under leases providing for thirty (30) day termination by the owner of the Property.

         (h) Seller will use its reasonable business efforts to renew all of the licenses and permits applicable to the Property and which are necessary for the continued operation of the Property as they expire from time to time and shall notify Buyer at least thirty (30) days prior to the expiration date or threatened cancellation date of any license or operating permit.

         (i) Seller will not cause any action to be taken which would cause any of the representations or warranties made by Seller in this Contract to be false on or as of Closing Date.

         (j) Seller shall not enter into or record any easement, covenant, license, permit, agreement or other instrument against the Property or any portion thereof except as may be required to enable Seller to perform its obligations under this Contract or to operate in the ordinary course of business.

         (k) Effective as of the Closing, Seller shall terminate all management agreements relating to the Property.

         (l)      Seller shall not change the existing use of any Property.

         (m) Seller shall not knowingly violate or fail to use commercially reasonable efforts to prevent the violation of any applicable laws in any way related to the Property; however, this is not intended as a representation that there are no current violations of applicable laws, nor shall it serve as a covenant to correct violations of laws, if any, that currently exist;

         (n) Seller shall not materially alter the manner of keeping its books, accounts or records or the accounting methods therein reflected.

         (o) Subsequent to the Closing, but at no cost to Seller, Seller agrees to reasonably cooperate with Buyer's independent auditors to provide reasonable and necessary access to financial records required to permit the preparation and audit of financial statements of the Properties for the year 2004 pursuant to applicable SEC regulations. This provision shall survive the Closing.

         (p) Seller shall continue to perform all its obligations under the Existing Loans, and shall not enter into any modification, amendment or restatement thereof that would have a Material Adverse Effect without Buyer's consent, which consent will not be unreasonably withheld.

         (q) Seller agrees to expend at least $500,000 in the aggregate, when combined with the expenditures pursuant to the Partnership Sale Contract (as defined in SECTION 9.21) and the Asset Sale Contract (as defined in SECTION 9.21), in capital expenditures on the Properties prior to Closing (the CAPITAL EXPENDITURE AMOUNT). As of the Effective Date, there is approximately $311,000 in an escrow account held by the Lenders entitled "Required Repair Fund" (the REQUIRED REPAIR
                  FUND). All amounts that Seller is reimbursed by the Lenders prior to Closing from the Required Repair Fund shall be included in determining if Seller achieves the Capital Expenditure Amount. If the Seller expends less than $500,000 in capital expenditures on the Properties, when combined with the expenditures pursuant to the Partnership Sale Contract and the Asset Sale Contract, prior to Closing, then the Seller shall pay to the Buyer at Closing the positive difference between the actual amount of capital expenditures made by the Seller and $500,000 (the CAPITAL PAYMENT). The Seller may elect to assign all or a portion of the Required Repair Fund to Buyer, at no cost to Buyer, as part of the Capital Payment.

                                   ARTICLE 5
                     BUYER'S REPRESENTATIONS AND WARRANTIES

Section 5.1       Buyer's Representations and Warranties.

Buyer represents and warrants to each Seller, which representations and warranties are also deemed to be made on and as of the Closing Date:

         (a) Buyer is a limited partnership, validly existing and in good standing under the laws of the State of Delaware, and, at Closing, will be, to the extent necessary, qualified to do business in the States where the each Property is located.

         (b) Buyer has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Buyer is duly authorized to do so.

         (c) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or threatened against Buyer.

         (d) Buyer is in compliance with the requirements of the Orders and other similar requirements contained in the rules and regulations of the OFAC and in any enabling legislation or other Executive Orders or regulations in respect thereof.

         (e)      Neither Buyer nor any beneficial owner of Buyer:

                  (i)      is listed on the Lists;

                  (ii) is a Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                  (iii) is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                  (iv) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

Section 5.2       Buyer's Covenants.

Buyer covenants and agrees:

         (a) to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Sellers for their review and inspection during normal business hours and upon reasonable prior notice.

         (b) that if Buyer obtains knowledge that Buyer or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Buyer shall immediately notify Sellers in writing, and in such event, Sellers shall have the right to terminate this Contract without penalty or liability to Buyer immediately upon delivery of written notice thereof to Buyer.

         (c) that Buyer shall continue to use commercially reasonable and diligent efforts to assume the Existing Loans on terms and conditions reasonably acceptable to Buyer; provided, that Buyer is not required to agree to any material change of any term of any Existing Loans document as a condition to Lenders' approval of the Assumption.

         (d) Buyer will forward to Lenders, or a third party entity designated by Lenders, if applicable, the documentation and information requested in the loan assumption package, within 10 days after the Effective Date. Buyer acknowledges that Seller has caused Lenders to deliver to Buyer Lenders' loan assumption package prior to the Effective Date.

         (e) Buyer will, within 10 days after the Effective Date, if required by Lenders, (i) provide to the Lenders organizational documents of the Buyer's borrowing entity (BUYER'S BORROWER),
                  (ii) provide to the Lenders financial statements of Buyer's Borrower, (iii) authorize the Lenders to conduct credit reports on the Buyer's Borrower, (iv) authorize the Lenders to contact other Lenders who hold loans from entities related to Buyer's Borrower, (v) execute and return the application for the assumption of the Existing Loans on the Lenders' approved form, and (vi) pay one-half (1/2) all processing fees and other expenses required by the Lenders and Seller shall pay one-half (1/2) all processing fees and other expenses required by the Lenders.

         (f) Buyer will respond timely to all requests from Lenders, but in no event later than 5 business days and will deliver copies of all correspondence (other than correspondence consisting of financial statements and financial condition, or correspondence deemed by Buyer to be confidential to Buyer or its Affiliates) between Buyer, Lenders, and any agent of Lenders to Seller as soon as reasonably practicable.

         (g) Buyer shall deliver the executed Tenant Notice Letters to all tenants within ten (10) days after Closing. This provision shall survive Closing.

         (h) Buyer shall not initiate employment conversations with Seller's manager's employees until after the earlier of (i) three (3) business days prior to the Closing Date and (ii) January 17, 2004.

                                   ARTICLE 6
                             CLOSING AND PRORATIONS

Section 6.1       Closing Date.

The CLOSING of this Contract will take place in Title Company's offices commencing at 10:00 a.m., Dallas, Texas time, or such other place as is mutually agreeable to the parties upon three (3) business days prior written notice from Buyer that Buyer has received or will receive the proceeds from the Public Offering from the underwriter(s) (the PUBLIC OFFERING CLOSING); provided, however, that this Contract shall terminate if Closing does not occur prior to January 31, 2005 (the CLOSING DATE). Notwithstanding the foregoing, Seller acknowledges that it is possible that, due to unanticipated delays in the regulatory review and approval process associated with the Public Offering that, the Public Offering Closing may not occur on or before January 31, 2005, despite the reasonable and diligent efforts of Buyer, the REIT and the underwriters to cause the Public Offering Closing to occur before such date. Accordingly, in the event that the Public Offering Closing has not occurred on or before January 31, 2005, and if Buyer has used reasonable and diligent efforts to cause the Public Offering Closing to occur before such date and the failure of the Public Offering Closing to occur is beyond the reasonable control of Buyer, then the Closing Date shall be automatically extended hereunder to a date not earlier than three (3) business days after prior written notice from Buyer to Seller that either the

Public Offering Closing has occurred or is anticipated to occur but in no event later than February 28, 2005; provided that if the Closing has not occurred by February 28, 2005, if Seller is not then in default hereunder, the Earnest Money and the Letter of Credit shall be paid (or delivered, as appropriate) to Seller, this Contract shall terminate, and the parties shall have no further rights, liabilities or obligations under this Contract (except for those that expressly survive termination).

Section 6.2       Closing Matters.

         (a) Expressly conditioned upon Buyer's compliance with its obligations under SECTION 6.2(b), Sellers shall deliver at
                  Closing:

                  (i) a Deed (containing special or, as appropriate, limited warranties of title) for each Property (the
                           DEED), duly executed and acknowledged by Seller, containing no exceptions or conditions except the Permitted Exceptions, conveying to Buyer, fee simple title to the Real Property and Improvements as specified in SECTION 2.1(a), substantially in the form attached to this Contract as EXHIBIT M;

                  (ii) at least 2 counterparts of a Bill of Sale for each Property (the BILL OF SALE), duly executed by Seller, substantially in the form attached to this Contract as EXHIBIT N;

                  (iii) at least 2 counterparts of an Assignment of Leases, Contracts, Security Deposits, and Warranties for each Property (the ASSIGNMENT OF LEASES) duly executed by Seller, substantially in the form attached to this Contract as EXHIBIT O.

                  (iv) an IRC Section 1445 Certification, duly executed by each Seller, substantially in the form attached to this Contract as EXHIBIT P;

                  (v) at least 1 counterpart of a notice to tenants for each Property (the TENANT NOTICE LETTER), duly executed by Seller in substantially the form attached to this Contract as EXHIBIT Q, to be addressed to each tenant at the Real Property;

                  (vi) at least 2 counterparts of Restriction Against Condominium Conversion for each Property (the RESTRICTION), duly executed and acknowledged by Seller, substantially in the form attached to this Contract as EXHIBIT H;

                  (vii) at least 1 counterpart of all assumption documents required to be executed by Seller with respect to Buyer's assumption of the Existing Loans;

                  (viii) a Rent Roll for each Property dated no earlier than 5 days prior to Closing, certified by Seller to be true and correct in all material respects;

                  (ix) a list of aged rent delinquencies for each Property, identifying each delinquent tenant by name and unit number, dated no earlier than 5 days prior to the date Sellers deliver same;

                  (x) possession of each Property, subject to the Permitted Exceptions and the rights of tenants in possession under the Leases; and

                  (xi) the following to the extent they are in the Seller's possession or control:

                           (A) originals (or copies if originals are not available) of the Leases, the Service Contracts, the Plans, the Warranties, and the Records; and

                           (B) all keys to the Improvements, including, but not limited to, keys to all door locks and keys of any vehicles or equipment being conveyed (and an accounting for keys in possession of others), which keys shall be marked and identified; and all documents in the possession of the Seller, pertaining to occupants of the Property, including, but not by way of limitation, all leases, applications, correspondence and credit reports relating to each such occupant;

                  (xii) a fully executed termination of the management agreement for each Property at Seller's sole cost and expense;

                  (xiii) a license in the form attached hereto as EXHIBIT R authorizing Buyer's continued display of the name "Jefferson", "Jefferson Commons" and the initials "JPI" for a period of nine (9) months after the Closing Date, as well as Buyer's agreement to cause the removal of such names from the Property by no later than nine (9) months after the Closing Date (the LICENSE);

                  (xiv) such evidence or documents as may be reasonably required by the Title Company evidencing the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of the Seller in connection with the sale of the Property;

                  (xv) Seller's executed closing statement confirming the prorations and the distribution of the closing proceeds; provided, that the closing statement will only be delivered to the Title Company and Closing Agent and will not be delivered to Buyer; and

                  (xvi) a duly executed legal opinion of Seller's counsel in the form attached hereto as EXHIBIT S.

         (b) No later than 4:00 p.m., Dallas, Texas time, on the Closing Date, Buyer shall deliver to Closing Agent as a condition precedent to the obligation of Seller to perform its obligations under SECTION 6.2(a):

                  (i) by wire transfer or other immediately available federal funds, the cash portion of the Purchase Price, subject to applicable prorations and credits; and

                  (ii) at least 2 counterparts of the Assignment of Leases and the Bill of Sale, duly executed by Buyer;

                  (iii) at least 1 counterpart of all assumption documents with respect to Buyer's assumption of the Existing Loans, duly executed by Buyer and the respective Lenders including, without limitation, the Seller Releases;

                  (iv) at least 1 counterpart of the Tenant Notice Letter, duly executed by Buyer;

                  (v) at least 1 counterpart of the License, duly executed by Buyer;

                  (vi) a written confirmation by Buyer dated as of the Closing Date of the acknowledgements set forth in
                           SECTION 9.12(a);

                  (vii) such evidence or documents as may be reasonably required by the Title Company evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of the Buyer in connection with the purchase of the Property;

                  (viii) Buyer's executed closing statement confirming the prorations and the distribution of the closing proceeds.

         (c) Each Seller and Buyer shall execute and deliver to the appropriate parties any additional documents and instruments that, in the mutual opinion of Buyer's counsel and any Seller's counsel, are necessary to consummate this transaction.

Section 6.3       Prorations.

         (a) Ad valorem taxes and assessments (whether for real estate or personal property) against the Property will be prorated at Closing as of the Closing Date based on the tax bills for the year of the Closing. Buyer will receive at Closing a credit against the Purchase Price in an amount equal to the portion of the taxes and assessments on the Property from the beginning of the current year to the Closing Date. If Closing occurs before that year's tax bills are available, the proration will be based on the latest tax rate applied to the latest unappealed tax value. If an estimated proration is made, then after the taxes and assessments for the year in which the Closing occurs are finally assessed, within 30 days after demand, Buyer shall refund to Seller any amount overpaid by Seller or Seller shall pay to Buyer the amount of any deficiency in the proration. Buyer shall pay all taxes and assessments against the Property before they become delinquent.

         (b) All income and expenses of the Real Property and Improvements (other than ad valorem taxes and assessments) will be prorated at Closing as of the Closing Date on an accrual basis. All rents actually prepaid for a portion of the term on or after Closing, shall be paid to Buyer at Closing or, at Seller's option, offset against the Purchase Price. All other income and expense items subject to proration pertaining to the period prior to the Closing Date will be allocated to and paid by Sellers and all income and expense items subject to proration pertaining to the period starting on the Closing Date will be allocated to and paid by Buyer. Seller is responsible for Lease commissions due Seller's employees and locator fees for Leases under which the tenant moves into a unit prior to the Closing Date. Buyer is responsible for locator fees for Leases under which the tenant moves into a unit on or after the Closing Date. All application fees which are not prepaid security deposits shall be retained by Seller. Any income payable in connection with any

                  Service Contract will be prorated, but no lump sum or up front payments paid to Seller with respect to any Service Contract will be prorated. Rent will be prorated based on the Rent Roll provided by Seller at Closing. No later than 3 business days prior to the Closing Date, Buyer and each Seller shall mutually approve and provide to Closing Agent a schedule of prorations in as complete and accurate a form as possible. No later than 60 days after Closing, Seller and Buyer shall make appropriate post-closing adjustments to the prorations of income and expenses but in no event will any readjustment be made after the 60th day after the Closing Date, other than a readjustment of ad valorem taxes and assessments.

         (c) All Deposits paid as refundable security for rent, cleaning, pet deposits, or any other purposes will be paid to Buyer at Closing and the obligation, if any, to refund the cash deposits to tenants is assumed by Buyer. Except as provided in
                  SECTION 6.3(d), no non-refundable deposits or fees paid by tenants shall be paid or payable to Buyer.

         (d) Any amounts of so-called "hassle free move-out" payments paid to Seller for current leases on the Properties shall be equally split between Seller and Buyer and, at Closing, Seller shall pay to Buyer its share thereof.

         (e) All deposits and escrows made by Seller with the respective Lenders will be delivered to the Sellers at Closing and will be retained by the Seller or will be credited to the Seller at Closing.

         (f) The obligations of Sellers and Buyer under this SECTION 6.3 survive the Closing.

Section 6.4       Closing Costs.


Costs of closing this transaction will be allocated between Sellers and Buyer as follows:

         (a) Sellers shall pay (i) 50% of the prepayment premium for the RAIT Loan to cause RAIT to release at Closing any security interests in its collateral relating to Seller or its constituent entities (any escrows held by the Lenders will be returned to Seller or credited to Seller at Closing), (ii) the cost of providing the Title Commitment, (iii) if the Closing occurs on or prior to December 31, 2004, then the portion (which may be all) of the negative arbitrage associated with the RAIT Loan from the Closing Date until the RAIT Loan is prepaid which is not paid by Buyer; (iv) the cost 50% of any escrow fees or similar charges of Title Company and Closing Agent, (v) the cost of the premiums for a "standard coverage" Owner Policy, (vi) 50% of all costs payable to the Lenders in connection with Buyer's assumption of the Existing Loans,
                  (vii) 50% of any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, if any, and (viii) the costs, if any, incurred by Seller in connection with the performance of its obligations under this Contract, including any endorsement to the Title Policy which Seller, in its sole and absolute discretion, agrees to obtain in order to cure title defects.

         (b) Buyer shall pay (i) any premiums related to title insurance for extended coverage or any endorsements or modifications to any policy requested by Buyer and all premiums related to any mortgagee policy, (ii) the cost of recording the Deed and any other conveyance documents that Buyer may choose to record, (iii) 50% of any escrow fee or similar charges of Title Company and Closing Agent, (iv) the cost of the Survey,
                  (v) 50% of any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, if any, (vi) 50% of all costs payable to the Lenders in connection with Buyer's assumption of the Existing Loans,
                  (vii) 50% of the prepayment premium for the RAIT Loan to cause RAIT to release at Closing any security interests in its collateral relating to Seller or its constituent entities (any escrows held by the Lenders will be returned to Seller or credited to Seller at Closing), (viii) if Buyer is required to pay the negative arbitrage under the Partnership Sale Contract and the Asset Sale Contract and if the Closing occurs on or prior to December 31, 2004, then 50% of the negative arbitrage associated with the RAIT Loan from the Closing Date until the RAIT Loan is prepaid, but Buyer shall not be required to pay in excess of $200,000 in the aggregate with respect to all Interests or Properties purchased, and (ix) the costs, if any, incurred by Buyer in connection with the performance of its obligations under this Contract.

         (c) All other expenses incurred by any Seller or Buyer with respect to the Closing, including, but not limited to, legal fees of Buyer and each Seller (except in the event of litigation), will be borne and paid exclusively by the party incurring same, without reimbursement, except to the extent otherwise specified in this Contract.

Section 6.5       Assumption Approval.

By no later than 5:00 p.m., Dallas, Texas time on January 18, 2005 (the ASSUMPTION APPROVAL DATE), Buyer shall either:

         (a) terminate this Contract by giving a termination notice to Sellers stating that the terms of the Assumption are not acceptable to Buyer, following which Closing Agent shall deliver the Earnest Money to Seller (together with all interest thereon) and the parties shall have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

         (b) waive its right to terminate this Contract for matters related to the Assumption by proceeding to Closing (absent a termination pursuant to (a) above, Buyer shall be deemed to have waived its right to terminate this Contract by virtue of an unacceptable Assumption).

Buyer covenants to communicate with Sellers and to keep Sellers informed with respect to the status of the Assumption and the Seller Releases. Buyer will promptly notify Sellers when each Lender consents to the Assumption and the Seller Releases. If Buyer is unable to obtain the Seller Releases by noon, Dallas, Texas time on January 17, 2005, Buyer will promptly notify Sellers in writing thereof.

Section 6.6       Release Approval.

By no later than the Assumption Approval Date, Sellers shall either:

         (a) terminate this Contract by giving a termination notice to Buyer stating that the terms of the Seller Releases are not acceptable to Sellers, following which Closing Agent shall deliver the Earnest Money to Seller (together with all interest thereon) and the parties shall have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

         (b) waive its right to terminate this Contract for matters related to the Seller Releases by proceeding to Closing (absent a termination pursuant to (a) above, Seller shall be deemed to have waived its right to terminate this Contract by virtue of an unacceptable Seller Release);

                                   ARTICLE 7
                              DEFAULTS AND REMEDIES

Section 7.1 Material Breach of Seller's Representations and Warranties Prior to Closing.


Buyer and each Seller shall each notify the other parties to this Contract promptly upon discovery at or prior to Closing that any of the representations and warranties of any Seller in SECTION 4.1 are inaccurate in any material respect. If (i) any of a Seller's representations and warranties in SECTION 4.1 are inaccurate in any material respect at or prior to Closing and (ii) the Seller does not cure (it being understood that the Seller has no obligation to cure at any cost to Seller in excess of $25,000 in the aggregate) the material breach within 10 business days (or within 1 business day if Buyer's notice is given on the Closing Date) after receipt of notice of the breach from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

         (a) terminate this Contract by giving notice to each Seller on or prior to the Closing Date (which will be extended as necessary to accommodate the applicable cure period); or

         (b) waive that representation and warranty in its entirety and proceed to the Closing.

A breach of any representation and warranty by a Seller is deemed material for the purposes of this SECTION 7.1 only if it will cause a material adverse effect, including, without limitation, a financial effect on the Real Property and Improvements of greater than $200,000 for any single Property and one or more breaches by Seller of Seller's representations and warranties are deemed material if they will cause a material adverse financial effect greater than $300,000 in the aggregate with respect to any or all of the Properties. Any breach of any representation and warranty by a Seller that is not material is deemed waived by Buyer and Buyer and each Seller shall proceed with Closing without any reduction in the Purchase Price. If Seller can effect a cure at a cost of $25,000 or less in the aggregate, Seller shall effect the cure.

If Buyer terminates this Contract under this SECTION 7.1, then Closing Agent or Sellers, as applicable, shall return the Earnest Money and the Letter of Credit to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination). If Buyer has actual knowledge of the inaccuracy or breach of any representation or warranty by any Seller at or prior to Closing and the Closing occurs, Buyer is deemed to waive the breach of the representation and warranty in its entirety.

Section 7.2       Buyer's Remedies.

         (a) Sellers Inability to Convey Title at Closing; Condemnation; Major Casualty Damage. If:

                  (i) the Seller's title to the Property at Closing is subject to any title exception other than the Permitted Exceptions for any reason other than an affirmative act by any Seller (excluding any election not to cure any objection by Buyer under SECTION 3.1) that prevents Seller from having the title required and the failure is not cured within 1 business day thereafter or Buyer does not waive any defect in title and accepts the Seller's title as it exists on the Closing Date;

                  (ii) condemnation proceedings are initiated against all or any portion of the Property and Buyer does not waive its right to terminate this Contract as specified in
                           SECTION 8.3; or

                  (iii) a Major Casualty (defined in SECTION 8.3) occurs and Buyer does not waive its right to terminate this Contract as specified in SECTION 8.3;

                  then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to each Seller within 10 days after the event specified in
                  SECTION 7.2(a)(i) occurs or Seller delivers written notice to Buyer of the occurrence of an event listed in SECTION 7.2(a)(ii) or (iii), and Closing Agent shall return the Earnest Money and/or the Letter of Credit to Buyer, and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

         (b) Other Seller Defaults. If (A) any Seller does not timely perform its obligations under SECTION 6.2(a) for any reason other than (i) Buyer's failure to timely perform its obligations under SECTION 6.2(b) or (ii) an act that falls under SECTION 7.2(a) (or the termination of this Contract under any applicable provision of this Contract) or (B) any Seller does not timely perform any of its material obligations under this Contract other than its obligations under SECTION 6.2(a) (for any reason other than the termination of this Contract under any applicable provision of this Contract) and does not cure the default within 10 business days after receipt of written notice of the default from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

                  (i) enforce specific performance of such Seller's obligation to convey the Property to Buyer in accordance with this Contract; or

                  (ii) terminate this Contract by giving notice to each Seller within 5 business days thereafter, then Closing Agent shall return the Earnest Money and, as applicable, the Letter of Credit, to Buyer, and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

                  Buyer is deemed to elect to terminate this Contract, receive a return of the Earnest Money and, as applicable, the Letter of Credit as liquidated damages, and waive any right to enforce specific performance against Sellers unless Buyer complies with its obligations under SECTION 6.2(b) on the Closing Date, gives Sellers notice of its intent to enforce specific performance within 60 days after the Closing Date and files an action to enforce specific performance against each Seller in an appropriate State court having jurisdiction over the Real Property within 2 years and 1 day after the Closing Date.

         (c) Seller's Failure or Refusal to Convey Title at Closing. Except as set forth in SECTION 7.2(a)(i), if Seller fails or refuses to convey title to Buyer at Closing and Seller does not remedy the failure or refusal within 7 business days after receipt of written notice from Buyer, then (1) this Contract will automatically terminate, (2) Seller will reimburse Buyer for its actual, verifiable, third party, out-of-pockets costs with respect to this Contract, the Partnership Sale Contract and the Asset Sale Contract in an aggregate amount not to exceed $750,000, and (3) Closing Agent shall return the Earnest Money and, as applicable, the Letter of Credit, to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

Section 7.3       Seller's Remedies.

If:

         (a) Buyer does not timely perform in accordance with SECTION 6.2(b) for any reason, except the termination of this Contract under any applicable provision of this Contract; or

         (b) Buyer is otherwise in default in the performance of any of its material obligations under this Contract and does not cure the default within 10 days after receipt of notice of the default from any Seller (but no Seller is required to give Buyer notice of default in the performance of Buyer's obligations under SECTION 6.2(b) or any other obligation involving the payment of money);

then, Sellers shall, as their sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to Buyer, Closing Agent shall pay the Earnest Money and, as applicable, shall deliver the Letter of Credit to Sellers and Sellers will retain all Earnest Money or funds from the Letter of Credit as liquidated damages, and the parties have no further rights, liabilities, or obligations under this Contract (except for those that expressly survive termination). The parties agree that Sellers' damages are difficult to ascertain and that the Earnest Money is a fair approximation of Sellers' damages. Notwithstanding anything to the contrary in this SECTION 7.3, Buyer's indemnity obligations under SECTION 3.2(d) of this Contract are separate and distinct obligations that are not subject to the liquidated damage provisions contained in this SECTION 7.3. Buyer's and its issuers obligations under the Letter of Credit will survive the termination of this Contract.

                                   ARTICLE 8
                            CASUALTY AND CONDEMNATION

Section 8.1       Risk of Loss and Notice.

Subject to all other provisions of the Contract, including without limitation,
SECTION 3.2(d), the risk of loss or damage to the Real Property and Improvements by fire or other casualty prior to the Closing Date is borne by Sellers. Each Seller shall give Buyer prompt notice of any destruction of any part of the Real Property and Improvements or the commencement of any condemnation proceedings against the Real Property and Improvements between the Effective Date and the Closing Date.

Section 8.2       Minor Casualty.

Whether or not the notice required by SECTION 8.1 is given, if Improvements are destroyed by fire or other casualty and the estimated cost of repairs, as reasonably determined by Sellers based on a report by an independent construction or architectural firm, is $500,000 or less for any individual Property (a MINOR CASUALTY), Closing will occur with no reduction in the Purchase Price and at Closing:

         (a) Seller shall assign to Buyer all proceeds of property insurance payable to Seller, less any amounts paid by Seller to repair, restore, or clean up the Real Property and Improvements;

         (b) Buyer will receive a credit against the Purchase Price equal to the amount of any unused deductible under Seller's property insurance policy;

         (c) Buyer shall accept the Real Property and remaining Improvements in their damaged state; and

         (d) as between Buyer and Sellers, Sellers have no obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements.

Section 8.3       Major Casualty and Condemnation.

If condemnation proceedings are commenced against any portion of the Real Property and Improvements, or if Improvements are destroyed by fire or other casualty and the estimated cost of repairs, as reasonably determined by Sellers based on a report by an independent construction or architectural firm, is more than $500,000 for any individual Property (a MAJOR CASUALTY), and Buyer has not waived the exercise of its remedies under SECTION 7.2(a) within 10 days after notice from any Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings, then this Contract automatically terminates and Buyer is deemed to have exercised its remedies under SECTION 7.2(a). If Buyer waives the exercise of its remedies under SECTION 7.2(a) within 10 days after notice from any Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings, then Closing will occur without reduction in the Purchase Price and at Closing:

         (a) Seller shall assign its interest in all proceeds of property insurance or condemnation awards to Buyer, less any amounts paid by Seller to repair, restore, or clean up the Real Property and Improvements;

         (b)      if a Major Casualty occurs:

                  (i) Buyer will receive a credit against the Purchase Price equal to the amount of any unused deductible under Seller's property insurance policy;

                  (ii) Buyer will accept the Real Property and remaining Improvements in their damaged state; and

                  (iii) as between Buyer and Sellers, Sellers have no obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements; and

         (c)      if condemnation proceedings are begun:

                  (i) Buyer will accept the Real Property and remaining Improvements subject to the condemnation proceedings;

                  (ii) Sellers have no liability with respect to any portion of the Real Property and Improvements that is condemned, or with respect to any costs or expenses incurred by Buyer as a result of any condemnation proceedings; and

                  (iii) Sellers shall reasonably cooperate with Buyer in any condemnation proceedings.

                                   ARTICLE 9
                                  MISCELLANEOUS

Section 9.1       Notices.

All notices, requests, approvals, consents, and other communications required or permitted under this Contract (NOTICES) must be in writing and are effective:

         (a) on the business day sent if (i) sent by fax prior to 5:00 p.m. Dallas, Texas time, (ii) the sending fax generates a written confirmation of sending, and (iii) a confirming copy is sent on the same business day by one of the other methods specified below;

         (b) on the next business day after delivery, on a business day, to a nationally recognized overnight courier service for prepaid overnight delivery;

         (c) 3 days after being deposited on a business day in the United States mail, certified, return receipt requested, postage prepaid, or

         (d) upon receipt if delivered by any method other than the methods specified above;

in each instance addressed to Buyer or a Seller, as the case may be, at the following addresses, or to any other address either party may designate by 10 days' prior notice to the other party:


Seller:           c/o JPI
                  600 East Las Colinas Blvd., Suite 1800
                  Irving, Texas  75039
                  Attention: Robert D. Page
                  Telephone: (972) 556-1700
                  Fax:       (972) 556-6934
                  E-Mail:    rpage@jpi.com
                  c/o JPI
                  600 East Las Colinas Blvd., Suite 1800
                  Irving, Texas  75039
                  Attention:  Mark Bryant
                  Telephone:  (972) 556-6970
                  Fax:        (972) 444-2117
                  E-Mail:     mbryant@jpi.com

With a copy to:

                  Munsch Hardt Kopf & Harr, P.C.
                  4000 Fountain Place
                  1445 Ross Avenue
                  Dallas, Texas  75202-2790
                  Attention: Gregg Cleveland
                  Telephone: (214) 855-7537
                  Fax:       (214) 978-4364
                  E-Mail:    gcleveland@munsch.com

Buyer:            Education Realty Operating Partnership, LP
                  530 Oak Court Drive, Suite 300
                  Memphis, Tennessee 38117
                  Attention: Paul O. Bower
                  Telephone: (901) 259-2500
                  Fax:       (901) 259-2594
                  E-Mail:    pbower@aoinc.com

                  With a copy to:

                  Martin, Tate, Morrow & Marston, P. C.
                  6410 Poplar Avenue, Suite 1000
                  Memphis, Tennessee 38119-4843
                  Attention: Lee Welch
                  Telephone: (901) 522-9000
                  Fax:       (901) 527-3746
                  E-Mail:    lwelch@martintate.com

With a copy to:

                  Morris, Manning & Martin, LLP
                  1600 Atlanta Financial Center
                  3343 Peachtree Road, N.E.
                  Atlanta, Georgia 30326
                  Attention: Rosemarie Thurston
                  Telephone: (404) 233-7000
                  Fax:       (404) 365-9532
                  E-Mail:    rthurston@mmmlaw.com

Each party shall use commercially reasonable efforts to send a copy of any notice of termination under this Contract to Closing Agent on the same date and by the same method(s) as it is sent to the other party. The failure to send a copy of any termination notice to Closing Agent does not invalidate an otherwise valid termination notice. E-mail addresses are included in this SECTION 9.1 for convenience only: e-mail is not an acceptable form for Notices under this Contract.

Section 9.2       Performance.

Time is of the essence in the performance of this Contract.

Section 9.3       Binding Effect.

This Contract is binding upon and inures to the benefit of the successors and assigns of the parties.

Section 9.4       Entire Agreement.

This Contract, the Exhibits to this Contract and any agreements called for by this Contract supercede the existing letter of intent between the parties dated July 2, 2004, embody the complete agreement between the parties and cannot be varied except by written agreement of each Seller and Buyer. No delay or omission in the exercise of any right or remedy accruing to Seller or Buyer upon any breach under this Contract shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Seller or Buyer of any breach of any term, covenant, or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant, or condition herein contained.

Section 9.5       Assignment.

         (a) This Contract may not be assigned by a party without the prior consent of the other party except that the Buyer may assign its rights and obligations to an Affiliate (defined below). Any assignee of assignor's interest in this Contract is bound by all approvals and waivers, actual and deemed, by assignor prior to the assignment, and must assume in writing all of assignor's obligations under this Contract. Assignor is not released from the obligations created under this Contract as a result of any permitted assignment. Upon Buyer's written request received by Seller at least ten (10) days prior to the Closing Date, Seller will cause the various Properties to be conveyed at Closing to various specified Affiliates of Buyer set forth in Buyer's request.

         (b) Upon any assignment of this Contract, assignor shall promptly deliver to the other party a fully executed original of the assignment of this Contract and the assumption by the assignee of assignor's obligations under this Contract, which assignment must include the federal tax identification number of the assignee.

         (c) No consent given by a party to any transfer or assignment of assignor's rights or obligations under this Contract may be construed as a consent to any other transfer or assignment of assignor's rights or obligations. No transfer or assignment in violation of this SECTION 9.5 is valid or enforceable.

(d) An AFFILIATE of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. The term CONTROL means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise.

Section 9.6       Commissions.

Each party hereby warrants to the other party that it has not dealt with any real estate broker or salesman in the negotiation of this Contract. Each party shall indemnify, defend, and hold harmless the other party against any real estate commissions due by virtue of the execution or Closing of this Contract, the obligation or asserted claim for which arises from actions taken or claimed to be taken by or through the indemnifying party. The provisions of this SECTION
9.6 survive the Closing or any earlier termination of this Contract.

Section 9.7       Headings.

Section headings or captions are used in this Contract for convenience only and do not limit or otherwise affect the meaning of any provision of this Contract.

Section 9.8       Holidays, Etc.

Whenever any time limit or date provided herein falls on a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or on a day when federal banks are closed, then that date is extended to the next day that is not a Saturday, Sunday, or legal holiday or a day when federal banks are closed. The term BUSINESS DAY as used in this Contract means any day that is not a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or a day when federal banks are closed.

Section 9.9       Legal Fees.

If there is litigation, arbitration, or mediation concerning the interpretation or enforcement of this Contract or any portion of this Contract, the prevailing party, upon a final non-appealable judgment has been entered in a court of competent jurisdiction, is entitled to recover from the losing party its reasonable legal fees and paraprofessional fees, court costs, and expenses. The provisions of this SECTION 9.9 survive the Closing or any earlier termination of this Contract.

Section 9.10      Governing Law.

The laws of the State where the Real Property is located govern this Contract.

Section 9.11      Severability.

If any provision in this Contract is unenforceable in any respect, the remainder of this Contract remains enforceable and, in lieu of the unenforceable provision, there will be added to this Contract upon the agreement of Buyer and Seller, a provision as similar in terms to the unenforceable clause as may be possible and be enforceable.

Section 9.12      Disclaimers, Waivers, and Releases.

Buyer acknowledges and agrees that:

         (a) EXCEPT AS MAY BE SPECIFICALLY STATED IN THE DEED, OTHER CLOSING DOCUMENTS, OR IN SECTION 4.1, SELLER, FOR ITSELF AND ON BEHALF OF JPI APARTMENT CONSTRUCTION, L.P., JPI APARTMENT MANAGEMENT, L.P., JPI APARTMENT DEVELOPMENT, L.P., JPI CONSTRUCTION, L.P., JPI LIFESTYLE APARTMENT COMMUNITIES, L.P., JPI INVESTMENT COMPANY, L.P. AND THEIR RELATED AFFILIATES (COLLECTIVELY, THE "SELLER AFFILIATES"), SPECIFICALLY DISCLAIMS, AND BUYER EXPRESSLY WAIVES, ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS, TO, OR CONCERNING: (I) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, AND THE SUITABILITY OF THE REAL PROPERTY AND IMPROVEMENTS FOR ANY AND ALL ACTIVITIES AND USES THAT BUYER MAY ELECT TO CONDUCT THEREON; (II) MATTERS OF TITLE; (III) THE NATURE, ENFORCEABILITY, AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION, OR OTHERWISE RELATING TO THE REAL PROPERTY AND IMPROVEMENTS; (IV) THE COMPLIANCE OF THE REAL PROPERTY AND IMPROVEMENTS OR THE OPERATION THEREOF WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR OTHER BODY, INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT OR THE FAIR HOUSING ACT, AS AMENDED FROM TIME TO TIME; (V) WHETHER THE IMPROVEMENTS ARE BUILT IN A GOOD AND WORKMANLIKE MANNER; (VI) ZONING TO WHICH THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF MAY BE SUBJECT; (VII) THE AVAILABILITY OF ANY UTILITIES TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS, ELECTRIC, PHONE, AND CABLE;
                  (VIII) USAGES OF ADJOINING PROPERTY; (IX) ACCESS TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF; (X) THE VALUE, COMPLIANCE WITH ANY PLANS AND SPECIFICATIONS PROVIDED BY SELLER, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS, OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PART THEREOF; (XI) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS; (XII) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY AND IMPROVEMENTS; (XIII) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE REAL PROPERTY AND IMPROVEMENTS; (XIV) THE EXISTENCE OF VESTED LAND USE, ZONING, OR BUILDING ENTITLEMENTS AFFECTING THE REAL PROPERTY AND IMPROVEMENTS; (XV) TAX CONSEQUENCES (INCLUDING, BUT NOT LIMITED TO, THE AMOUNT OF, USE OF, OR PROVISIONS RELATING TO ANY TAX CREDITS); (XVI) WARRANTIES (EXPRESS OR IMPLIED) OF CONDITION REGARDING THE FITNESS OF THE REAL PROPERTY AND IMPROVEMENTS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TENANTABILITY, HABITABILITY, OR SUITABILITY FOR ANY INTENDED USE; (XVII) ANY ENVIRONMENTAL CONDITIONS THAT MAY EXIST ON THE REAL PROPERTY AND IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NON-EXISTENCE OF PETROLEUM PRODUCTS, PETROLEUM RELATED PRODUCTS, FUNGI OF ALL FORMS AND TYPES, "HAZARDOUS SUBSTANCES," "HAZARDOUS MATERIALS," "TOXIC SUBSTANCES," OR "SOLID WASTES" AS THOSE TERMS (WHICH ARE COLLECTIVELY REFERRED TO IN THIS CONTRACT AS "HAZARDOUS MATERIALS") ARE DEFINED IN THE COMPREHENSIVE

                  ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED BY SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 ("RCRA"), AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AND STATE ENVIRONMENTAL LAWS, AND IN THE REGULATIONS PROMULGATED PURSUANT TO THOSE LAWS, ALL AS AMENDED (COLLECTIVELY, THE "HAZARDOUS WASTE LAWS") AND BUYER RELEASES AND WAIVES ANY CLAIMS OR CAUSES OF ACTION AGAINST EACH SELLER, EACH SELLER'S AGENTS AND SELLER'S AFFILIATES BASED IN WHOLE OR IN PART ON ANY VIOLATION OF, OR ARISING WITH RESPECT TO, ANY FEDERAL, STATE, OR LOCAL STATUTE, ORDINANCE, RULE, OR REGULATION RELATING THERETO; AND (XVIII) THE FINANCIAL EARNING CAPACITY OR HISTORY OR EXPENSE HISTORY OF THE OPERATION OF THE REAL PROPERTY AND IMPROVEMENTS.

         (b) BUYER SHALL PERFORM ALL INVESTIGATIONS OF THE PROPERTY IT DEEMS NECESSARY DURING THE DUE DILIGENCE PERIOD AND WILL RELY SOLELY ON ITS OWN INVESTIGATIONS. ANY PLANS OR SPECIFICATIONS PROVIDED BY SELLERS ARE PROVIDED SOLELY FOR CONVENIENCE AND BUYER IS RELYING SOLELY ON ITS OWN PHYSICAL INVESTIGATION OF THE PROPERTY AND IS NOT RELYING ON THE ACCURACY OF ANY PLANS OR SPECIFICATIONS. IF BUYER DOES NOT TERMINATE THIS CONTRACT PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER ACCEPTS THE PROPERTY AS CONSTRUCTED REGARDLESS OF WHETHER THE IMPROVEMENTS AS CONSTRUCTED CONFORM TO ANY PLANS OR SPECIFICATIONS. BUYER ACKNOWLEDGES THAT THE IMPROVEMENTS AS CONSTRUCTED MAY NOT AND VERY LIKELY DO NOT CONFORM IN ALL RESPECTS TO THE PLANS AND SPECIFICATIONS AND BUYER HEREBY WAIVES ANY CLAIMS IT MAY HAVE AS A RESULT OF ANY NON-CONFORMITY OF ANY IMPROVEMENTS AS ACTUALLY CONSTRUCTED WITH THE PLANS AND SPECIFICATIONS. BUYER IS NOT AND WILL NOT RELY ON ANY INFORMATION PROVIDED OR NOT PROVIDED TO BUYER BY SELLER TO MAKE A DECISION CONCERNING THE PURCHASE OR NON-PURCHASE OF THE PROPERTY. ALL SELLER INFORMATION (DEFINED BELOW) IS SUBJECT TO BUYER'S VERIFICATION AND, REGARDLESS OF BUYER'S FAILURE TO SO VERIFY THE SELLER INFORMATION, BUYER WILL NOT HOLD SELLER OR ANY SELLER AFFILIATE LIABLE FOR OR MAKE ANY CLAIMS AGAINST ANY SELLER OR ANY SELLER AFFILIATE AS TO THE ACCURACY OR INACCURACY OF ANY SELLER INFORMATION.

         (c) BUYER REPRESENTS AND WARRANTS TO EACH SELLER THAT BUYER'S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) WILL BE ADEQUATE TO ENABLE BUYER TO MAKE BUYER'S OWN DETERMINATION WITH RESPECT TO THE ACQUISITION OR NON-ACQUISITION OF THE PROPERTY AND THE PRESENCE OR DISPOSAL ON OR BENEATH THE REAL PROPERTY AND IMPROVEMENTS (AND OTHER PARCELS IN PROXIMITY THERETO) OF HAZARDOUS MATERIALS. BUYER ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF HAZARDOUS MATERIALS ON OR NEAR THE REAL PROPERTY AND IMPROVEMENTS.

         (d) NO REPRESENTATIONS HAVE BEEN MADE BY ANY SELLER, ANY SELLER AFFILIATE, OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES, AND BUYER HAS NOT RELIED ON ANY INFORMATION SUPPLIED BY ANY SELLER IN ENTERING INTO, CONTINUING THE EFFECTIVENESS OF, OR CLOSING UNDER THIS CONTRACT OTHER THAN SELLERS' REPRESENTATIONS AND WARRANTIES SPECIFIED IN SECTION
                  4.1. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO EACH SELLER THAT NO SELLER NOR ANY SELLER

                  AFFILIATE, OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES HAS MADE ANY REPRESENTATION OR STATEMENT TO BUYER CONCERNING THE VALUE OF THE PROPERTY OR THE PROPERTY'S INVESTMENT POTENTIAL OR RESALE AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, NOR HAS ANY SELLER OR ANY SELLER AFFILIATE OR THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES RENDERED ANY ADVICE OR EXPRESSED ANY OPINION TO BUYER REGARDING ANY INCOME TAX CONSEQUENCES OF OWNERSHIP OF THE PROPERTY.

         (e) BUYER REPRESENTS AND WARRANTS TO EACH SELLER THAT BUYER IS RELYING SOLELY ON BUYER'S INDEPENDENT ANALYSIS AND INVESTIGATION OF THE PROPERTY AND BUYER ASSUMES THE RISK THAT AN ADVERSE CONDITION OF THE PROPERTY MAY NOT HAVE BEEN REVEALED BY ITS OWN DUE DILIGENCE. NO SELLER HAS ANY DUTY TO INFORM, ADVISE, OR OTHERWISE PROVIDE INFORMATION TO BUYER THAT THE SELLER MAY HAVE REGARDING THE PROPERTY EXCEPT AS EXPRESSLY REQUIRED IN THIS CONTRACT. ANY INFORMATION, DOCUMENTS, OR REPORTS SUPPLIED OR MADE AVAILABLE BY A SELLER, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, OPERATION STATEMENTS, RENT ROLLS, OR OTHER INSPECTION REPORTS PERTAINING TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE REPORTS) (COLLECTIVELY "SELLER INFORMATION") ARE BEING DELIVERED TO BUYER ON AN AS-IS, WHERE IS, AND WITH ALL FAULTS BASIS, SOLELY AS A COURTESY. SELLER HAS NEITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER INFORMATION IN ANY OF THE SELLER INFORMATION, NOR ANY METHOD USED TO COMPILE THE SELLER INFORMATION, NOR THE QUALIFICATIONS OF THE PERSON(S) PREPARING THE SELLER INFORMATION. SELLER MAKES NO, AND BUYER WAIVES ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW AS TO THE ACCURACY, COMPLETENESS, OR ANY OTHER ASPECT OF THE SELLER INFORMATION.

         (f) EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR SECTION 4.1, NO SELLER NOR ANY SELLER AFFILIATE IS RESPONSIBLE OR LIABLE TO BUYER OR ANY SUCCESSOR OR ASSIGNEE OF BUYER, AND BUYER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, RELEASES AND COVENANTS NOT TO SUE ANY SELLER OR ANY SELLER AFFILIATE FOR ANY CONSTRUCTION OR DESIGN DEFECTS, ERRORS, OR OMISSIONS, OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR SECTION 4.1, BUYER IS PURCHASING THE PROPERTY AS IS, WHERE IS, AND WITH ALL FAULTS. EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR SECTION 4.1, BUYER RELEASES SELLER AND ALL SELLER AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AND AGENTS FOR ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION, OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION OR DESIGN DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. THIS RELEASE WILL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESS TERMS AND PROVISIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO UNKNOWN CLAIMS, DAMAGES, AND CAUSES OF ACTION. THIS COVENANT RELEASING EACH SELLER AND ALL SELLER AFFILIATES IS A COVENANT RUNNING WITH THE PROPERTY AND IS BINDING UPON BUYER, ITS SUCCESSORS AND ASSIGNS.

THE PROVISIONS OF THIS SECTION 9.12 SURVIVE THE CLOSING OR ANY EARLIER TERMINATION OF THIS CONTRACT.

Section 9.13      Rule of Construction.

Each party and its counsel have reviewed and revised this Contract. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Contract or any amendments, schedules, or exhibits to this Contract.

Section 9.14      Effective Date.

The EFFECTIVE DATE of this Contract is September 17, 2004.

Section 9.15      Independent Contract Consideration.

Of the Earnest Money, $100.00 shall be deemed to be independent consideration for the options granted in this Contract. Such independent consideration is deemed to be earned upon the final execution of this Contract by all parties and is non-refundable to Buyer; therefore, in the event Buyer terminates this Contract for any reason and the Earnest Money is thereupon returnable to Buyer, notwithstanding anything contained herein to the contrary, $100.00 of such Earnest Money shall be tendered to Seller.

Section 9.16      Counterparts and Facsimile Signatures.

This Contract may be executed in one or more counterparts. Each counterpart is an original and proof of this Contract may be made without more than one counterpart. Facsimile signatures are binding on the party providing the facsimile signatures.

Section 9.17      No Recording.

Buyer covenants that neither it nor any successor or assign will record in any public real property records this Contract or any memorandum or affidavit relating to this Contract or otherwise cloud title to the Property. In addition to Seller's remedies in SECTION 7.3, if Buyer breaches this SECTION 9.17, Buyer will record a release of any such memorandum or affidavit no later than five (5) days after request by Seller. This SECTION 9.17 survives the Closing or earlier termination of this Contract and Seller may enforce specific performance of Buyer's obligations under this SECTION 9.17.

Section 9.18      Further Acts.

In addition to the acts, instruments and agreements recited herein and contemplated to be performed, executed and delivered by Buyer and Seller, Buyer and Seller shall perform, execute, and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, instruments, and agreements and provide such further assurances as the one party may reasonably require to consummate the transaction contemplated hereunder as long as such performance, execution or delivery is reasonably acceptable to the other party.

Section 9.19      Arbitration.

         (a) If a claim (whether based on contract, statute, regulation, or otherwise) between Seller and Buyer arising out of or relating to this Contract (including, without limitation, the construction, validity, interpretation, termination, enforceability or alleged breach or threatened breach of the provisions contained in this Contract)

                  (defined for the purposes of this SECTION 9.19 only, Dispute) cannot be resolved informally, then the parties, if requested in writing by either party, shall each appoint a corporate representative (with authority to make decisions) to meet in a good faith effort to attempt to resolve such Dispute. If such meeting is requested, the meeting shall occur within 10 business days after the request for such meeting. If the corporate representatives of the parties are unable to resolve the Dispute within 20 days after the meeting, the Dispute shall be resolved by binding arbitration pursuant to SECTION 9.19(b).

         (b) Any Dispute (including, without limitation, any dispute over arbitrability or jurisdiction) not settled under SECTION 9.19(a) shall be, upon demand of a party to such Dispute, resolved by arbitration held in Dallas, Texas, administered by the AAA and, except as modified by this SECTION 9.19(b), governed by the Commercial Arbitration Rules and Mediation Procedures of the AAA (AAA RULES). The law applicable to the arbitration process and procedure, including the administration and enforcement thereof, shall be the Federal Arbitration Act (9 U.S.C. Sections 1 et seq.), as amended. The parties to the Dispute shall be entitled to engage in reasonable discovery, including the right to production of relevant documents by the opposing party or parties and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any party to the Dispute be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by any other party to the Dispute within the time limit set and to the extent required by order of the arbitrator(s). The arbitrator(s) shall determine the rights and obligations of the parties to the Dispute according to the terms and provisions of this Contract and the governing law specified in
                  SECTION 9.10 of this Contract to the extent not inconsistent with the Federal Arbitration Act. The arbitrator(s) shall hear and determine any preliminary issue of law asserted by any party to the Dispute to be dispositive of any claim or defense, in whole or in part, in the manner that a court would hear and dispose of a motion to dismiss for failure to state a claim or for summary judgment, pursuant to such terms and procedures as the arbitrator(s) deem appropriate. Any award by the arbitrator(s), whether preliminary or final, shall be in writing, signed by each arbitrator, and specify the reasons for the award, including specific findings of fact and law. An arbitration award rendered in any such proceeding shall be final, binding, and non-appealable, and may be modified or vacated only on the grounds provided by the Federal Arbitration Act. A judgment on the arbitration award may be entered in any court having competent jurisdiction. The arbitrators shall be divested of any power to award damages in the nature of punitive, exemplary, or consequential damages. With respect to a Dispute or Disputes in which the aggregate amount of claims or amounts in controversy do not exceed $100,000, a single arbitrator will be impaneled, who will have authority to render a maximum award of $100,000, including all damages of any kind and costs, fees, interest, and the like. With respect to a Dispute or Disputes in which the aggregate amount of claims or amounts in controversy exceed $100,000, the Dispute(s) will be decided by a majority vote of three arbitrators.

         (c) If a Dispute is required under SECTION 9.19(b) to be heard by three arbitrators, the selection of such arbitrators shall be as follows: each party to the Dispute shall each appoint one arbitrator within 20 days after the filing of the arbitration, and the two arbitrators so appointed shall select the presiding arbitrator within 20 days after the latter of the two arbitrators has been appointed by the parties. If either of the parties fails to appoint its party-appointed arbitrator or if the two party-appointed arbitrators cannot reach agreement on the presiding arbitrator within the applicable time period, then the AAA shall appoint the remainder of the three arbitrators not yet appointed. Each arbitrator shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the parties to the Dispute concerning the arbitration or the underlying Dispute other than communications directly concerning the selection of the presiding arbitrator. If a Dispute is required under SECTION 9.19(b) to be heard by one arbitrator, the selection of the arbitrator shall be in accordance with the AAA Rules then in effect. All arbitrators shall be knowledgeable in the subject matter of the Dispute.

SECTION 9.20      Exchange.

         (a) Sellers may elect to consummate the sale of the Property as part of a so-called like kind exchange (the EXCHANGE) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the CODE).

         (b) If Sellers so elect, the following provisions shall apply and Buyer is obligated to cooperate with Sellers in effecting the Exchange only if:

                  o        the Closing Date is not delayed;

                  o Buyer incurs no additional liabilities of any kind in effecting the Exchange;

                  o Buyer is not required to hold title to the exchange property at any time; and

                  o Sellers shall pay all additional costs incurred by Sellers and Buyer in effecting the Exchange, including attorneys' fees.

Section 9.21      Related Property.

Buyer has entered into a Contract of Sale/Contribution (the PARTNERSHIP SALE CONTRACT) with JPI-CGMEZZ LLC, JPI-MCMEZZ LLC, JPI GENPAR REALTY, LLC and JPI INVESTMENT COMPANY, LLC concerning Buyer's acquisition of certain partnership, limited liability company and limited partnership interests in the respective entities and a Contract of Sale/Contribution (the ASSET SALE CONTRACT) with JEFFERSON COMMONS - TUCSON PHASE II LIMITED PARTNERSHIP and JEFFERSON COMMONS - COLUMBIA, L.P. concerning Buyer's acquisition of real property therein described. If the Partnership Sale Contract or the Asset Sale Contract is terminated, either Seller or Buyer may terminate this Contract by written notice delivered to the other within 10 days after termination of the respective contract. Additionally, if Buyer fails to deposit the Earnest Money hereunder or under the Partnership Sale Contract or the Asset Sale Contract as required herein or therein, Sellers may terminate this Contract, and both the Partnership Sale Contract and the Asset Sale Contract by written notice delivered to Buyer within 3 days after Buyer's failure to timely deliver such Earnest Money. If this Contract is terminated under this Section, the Closing Agent shall deliver the Earnest Money as provided in this Contract as though the reason for such termination under the Partnership Sale Contract and the Cash Contract also occurred under this Contract, and the parties thereafter have no further rights, liabilities, or obligations under this Contract, the Partnership Sale Contract or the Asset Sale Contract except for matters which expressly survive termination of either this Contract, the Partnership Sale Contract or the Asset Sale Contract. Seller's rights under this Section survive termination of this Contract. The intent of the parties is that this Contract, the Partnership Sales Contract and the Asset Sale Contract be cross defaulted.

Section 9.22      Confidentiality.

Seller acknowledges that the matters relating to the REIT, the Public Offering, this Contract, and this transaction (collectively, the INFORMATION) are confidential in nature. Therefore, Seller and, if applicable, each Designated Owner, covenants and agrees to keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Buyer's prior written consent, disclose any Information in any manner whatsoever; provided, however, (a) that the Information may be revealed only to the Seller's directors, officers, employees, legal counsel, consultants, and advisors and to the Existing Lenders (collectively, the INFORMATION GROUP), in each case on a "need to know" basis, each of whom shall be informed of the confidential nature of the Information, and (b) this confidentiality agreement is not intended to limit Seller's continued use of its books, records, documents and other materials necessary for the continued conduct of Seller's daily business and that of the respective Properties. If the Seller or any member of the Information Group is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Information, the applicable member of the Information Group will notify the Buyer promptly so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this SECTION 9.22. In the event that no such protective order or other remedy is obtained, or that the Buyer waives compliance with the terms of this SECTION 9.22, the applicable member of the Information Group may furnish only that portion of the Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information. Seller acknowledges that remedies at law may be inadequate to protect the Buyer or the REIT against any actual or threatened breach of this SECTION 9.22, and, without prejudice to any other rights and remedies otherwise available, Seller agrees to the granting of injunctive relief in favor of the REIT and/or the Buyer. Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms TAX TREATMENT and TAX STRUCTURE have the meanings specified in Treasury Regulation section 1.6011-4(c). Buyer agrees that if the transaction contemplated by this Contract is not consummated for any reason, then Buyer will (i) return to Seller all documents and information obtained from Seller promptly upon request and (ii) keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Seller's prior written consent, disclose any Information, the content or results of Buyer's investigations and the information contained in the materials delivered by Seller to Buyer, in any manner whatsoever or use the information gathered by Buyer or sent by Seller to Buyer in a manner which will (a) harm or tend to harm Seller, or (b) provide Buyer with an advantage in dealing with third parties in competition with Seller or any Seller Affiliate.



                            [Signature page follows]

EXECUTED by Seller on September 22, 2004, to be effective the 17th day of September, 2004.


                                    SELLER

                                    JEFFERSON COMMONS - LAWRENCE, L.P.,
                                    a Delaware limited partnership

                                    By: JC - Lawrence LLC,
                                        a Delaware limited liability company,
                                        its general partner

                                        By: /s/ James W. Morgan, Jr.
                                           -------------------------------------
                                        Name: James W. Morgan, Jr.
                                             -----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------

                                    JEFFERSON COMMONS - WABASH, L.P.,
                                    a Delaware limited partnership

                                    By:  JC - Wabash LLC,
                                         a Delaware limited liability company,
                                         its general partner

                                        By: /s/ James W. Morgan, Jr.
                                           -------------------------------------
                                        Name: James W. Morgan, Jr.
                                             -----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------

EXECUTED by Buyer on September 21, 2004, to be effective the 17th day of September, 2004.

                                    BUYER

                                    EDUCATION REALTY OPERATING PARTNERSHIP, a
                                    Delaware limited partnership

                                    By: Education Realty OP GP, Inc.,
                                        Its General Partner


                                        By: /s/ Paul O. Bower
                                           -------------------------------------
                                        Name: Paul O. Bower
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

                                    Buyer's Tax ID No.
                                                      --------------------------

The undersigned agrees to hold and disburse the Earnest Money in accordance with this Contract.


                         CHICAGO TITLE COMPANY

                         By: /s/ KEVIN A. MAJORS
                            ----------------------------------------------------
                         Name: Kevin A. Majors
                              --------------------------------------------------
                         Title: Senior Vice President/Commercial Escrow Services
                               -------------------------------------------------
                         Date: 9/22/04
                              --------------------------------------------------

                                   EXHIBIT A-1

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN DOUGLAS COUNTY, KANSAS

Lot 1, JPI Addition, a Replat of Lot 1B, of a Lot Split of Lot One, Cottonwood, Inc. Addition, in the City of Lawrence, Douglas County, Kansas, recorded in Plat Book P15, Page 791, in the office of the Register of Deeds of Douglas County, Kansas.

                                   EXHIBIT A-2

                       LEGAL DESCRIPTION OF REAL PROPERTY
                      LOCATED IN TIPPECANOE COUNTY, INDIANA

PARCEL I

      Lot numbered One (1) in Jefferson Commons recorded February 7, 2003 as Document #03005223, Plan Cabinet 7, Slide 43, an addition to the Township of Wabash, County of Tippecanoe, State of Indiana.

PARCEL II

      Together with a perpetual non-exclusive easement for ingress and egress set out in Grant of Easement from John Y. D. Tse recorded August 4, 1980 in Deed record 80, page 1966, as Instrument No. 5914, more particularly described as follows:

      A part of the West Half of the Southeast Quarter of Section Two (2), Township Twenty-three (23) North, Range Five (5) West, Wabash Township, Tippecanoe County, Indiana, more completely described as follows, to-wit:

Beginning at a hinge nail in the Northeast corner of the West Half of the Southeast Quarter of Section 2-23-5 and the centerline of the westbound lane of U.S. Highway #52; thence South 0 degrees -00' West along the East line of the West Half of the Southeast Quarter aforesaid, a distance of 1,311.7 feet to a wooden corner post; thence South 88 degrees -55' West a distance of 16.5 feet; thence North 0 degrees -00' East on a line parallel to the East line of the West Half of the Southeast Quarter aforesaid a distance of 1,311.7 feet to the North line of the Southeast Quarter and the centerline of the westbound lane of U.S. Highway #52; thence North 88 degrees -55' East along said North line of the Southeast Quarter and the centerline of the westbound lane of U.S. Highway #52 a distance of 16.5 feet to a hinge nail and the point of beginning.

                                    EXHIBIT B

                                SERVICE CONTRACTS

                            [COVER PAGE FOR 2 PAGES]

                                    EXHIBIT B

                       JEFFERSON COMMONS - LAWRENCE, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                     NAME                                             TYPE OF CONTRACT
Advantage                                         Pest Control Service Agreement

Allied Resident/Emp. Screening                    Employee Screening

Apartment Association                             Annual Apartment Associate Dues = Verbal Agreement Only

Chamber of Commerce                               Annual Membership Dues = Verbal Agreement Only

Cut-N-Edge                                        Landscape Maintenance

E-Kan                                             Annual Inspection of Fire Extinguishers = Verbal
                                                  Agreement Only

E.L. Bailer                                       Advertising Service Agreement (Advertisements
                                                  placed in 11 restrooms of local restaurants) = Verbal
                                                  Agreement Only

ESPN Plus at KU                                   Sponsorship Agreement (sign in Allen-Fieldhouse)

Grinnell                                          Annual Inspection of Sprinklers

Homestore.com Apartments & Rentals                Web Brochure Agreement

Ikon Office Solutions                             Full Service Maintenance Agreement

Mil-Spec Security Group L.L.C.                    Security Officer/Patrol Agreement

Fusion Broadband, Inc. (f/k/a Noment Networks)    Internet Services Agreement

Overfield Corporation                             Monitor Alarm System Agreement (Waiting for Final JPI
                                                  Vendor Approval)

Pepsi-Cola General Bottlers, Inc.                 Full Service Vending Agreement

Pitney Bowes                                      Postage Meter Rental Agreement

Plaza Self Storage                                Storage Facility for Extra Furniture

Qcorps Residential, Inc.                          Service Order Form

Rueschhoff Communications                         Answering Service

Rueschhoff                                        Annual Inspection of Alarm Panels

SBC                                               Telecommunications Services Agreement

Southern Management Systems                       Collection Agency

Sprint                                            Long Distance for Office/Clubhouse/Leasing Office

Sunflower Cable                                   Cable Television

The Greek Telephone Directory, Inc.               Full Page Advertiser Agreement

University Directories                            Advertising Agreement

                                    EXHIBIT B

                        JEFFERSON COMMONS - WABASH, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                        NAME                                             TYPE OF CONTRACT
Allied Companies                                       Allied Collection Service Agreement

Coca-Cola Bottling Co. - Indianapolis                  Cooler Full-Service Agreement

Diamond Bright Cleaning Service                        Cleaning Service Agreement (clubhouse)

Freedom Lawns                                          Seasonal Ground Maintenance Contract

Greater Lafayette Public Transportation Corporation    Bus Transportation Agreement

Hardin Mechanical/Heating & Cooling                    HVAC/Electrical Repair = `Bid for Services' included

HPC Publications                                       Advertising Agreement for Lafayette Apt. Shoppers
                                                       Guide (E-mercial)

HPC Publications                                       Advertising Agreement for Lafayette Apt. Shoppers
                                                       Guide (full page ad)

Indiana Pest Control                                   Pest Control Service Agreement

Insight Communications of Indiana, L.L.C.              Video Marketing and Services Agreement

Koorsen Protection Services                            Monitoring Agreement

Lafayette Copier                                       Full Maintenance Contract = Verbal Agreement; No
                                                       Written Contract

Lafayette Heating, Cooling & Plumbing                  Plumbing Repairs

Mobile Media, Inc.                                     Advertising Agreement (health & home)

Fusion Broadband, Inc. (f/k/a Noment Networks)         Internet Services Agreement

Planet Telecom                                         Paging Agreement

Purdue Employees Federal Credit Union                  Real Property Lease/ATM

Qcorps Residential, Inc.                               Service Order Form

Southern Management Systems                            Collection Agency

The Exponent (Purdue Student Publishing Foundation)    Advertiser Agreement

The Greek Telephone Directory, Inc.                    Full Page Advertiser Agreement

Verizon North, Inc.                                    Telephone Services Agreement

Waste Management                                       Service Agreement

                                    EXHIBIT C

                                PERSONAL PROPERTY

                            [COVER PAGE FOR 5 PAGES]

                                    EXHIBIT C

                                PERSONAL PROPERTY

                       JEFFERSON COMMONS - LAWRENCE, L.P.

                                 AS OF JULY 2004

1 Suction Cup

1 Torch

1 Heat Gun

1 Sump Pump

1 Freaon Recovery

1 Freon Gauges

1 Texture Pump

1 Mud Tray

2 Trash Picker

1 Multi Meter

8 Paint Brush

1 Tone Generator

1 Thermostat

2 Shovels

1 Rake

2 Wheel Barrow

1 Blower

1 Golf Cart

1 Golf Cart

1 Sprayer

1 Power Washer

6 Palm Pilot

4 Paint Roller

1 Carpet Cleaner

1 Printer -Hewlett Packard Laser

4 Dell Computer

4 Dell Monitor

1 Dell Laser Printer

5 Desks

6 Desks chairs

9 Side chairs

1 Small Entry table

2 table chairs

2 Couch

1 Coffee Table

1 Bench

3 Credenza

1 Copier-Ricoh 340

3 Bookshelf

1 HandyTrak Key System

1 Fax Machine Panafax UF 560

1 Multi-Plex

4 File Cabinet four drawer

1 Sony Recorder

1 Ultra View Camera

4 Polaroid Camera

1 Sony Digital (Model #312365)

1 Pioneer Tuners

1 Pioneer Tuners

1 Yamaha 5 disc changer

1 Amplifier

1 Control Processor

1 Robotics Modems

1 Robotics Modems

1 Robotics Modems

1 RCA 25"

1 Philips VCR

1 Canon MP 250

1 Canon P23DH

1 Security Cameras

1 Security Cameras

1 Security Cameras

1 GE Refrigerator

1 Memorex Boom Box

1 Inter-Tel Phone System

1 Inter-Tel Phone System

1 Inter-Tel Phone System

1 Inter-Tel Phone System

1 Inter-Tel Phone System

1 Inter-Tel Phone System

1 Inter-Tel Phone System

1 Dirt Devil Vacuum

1 Oreck XL

1 Fax UF 332

1 Aficio Copier 200

1 Pool Table

1 Ping Pong Table

1 Shuffel Board

1 JVC TV 25"

1 Zenith TV 19" (SN#92156090162)

1 Zenith TV 19" (SN#92156090160)

1 Zenith TV 19" (SN#92156090169)

1 Zenith TV 19" (SN#92156090164)

1 Bios Shoulder Press

1 Bios Lateral Raise

1 Bios Chest Press

1 Bios Vertical Fly

1 Flat Bench

1 Dumbbell Rack 2-10 lbs

1 Dumbbell Rack 2-15 lbs

1 Dumbbell Rack 2-20 lbs

1 Dumbbell Rack 2-25 lbs

1 Dumbbell Rack 2-30 lbs

1 Dumbbell Rack 2-35 lbs

1 Dumbbell Rack 2-40 lbs

1 Dumbbell Rack 2-45 lbs

1 Dumbbell Rack 2-50 lbs

1 Bios Lat Pull Down

1 Bios Bicep Curl

1 Bios Ab Machine

4 Computer lab chair

2 Computer table

8 Computer table chair

1 Bios Leg Curl

1 Bios Leg Extension

2 Activity center chair

1 End Table

3 Bar tables

9 Bar stools

1 Quinton Treadmill

1 FreeRunner 5400

1 Stratus Bike 3300 CE

1 Free Climber 4400 CL

1 Tanning Bed

6 Dell Computer

6 Dell Monitor

UNIT INVENTORY

192 Sofas

192 Lounge Chairs

192 End Tables

192 Cocktail Tables

192 Entertainment Centers

192 Dining Tables

768 Dining Chairs

720 Bedsets

720 Chests

720 Desks

720 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                        JEFFERSON COMMONS - WABASH, L.P.

                                 AS OF JULY 2004

CLUBHOUSE

3 leasing desks

3 rollback chairs

1credenza-file cabinet

4 telephones

1 greeter table w/1chair

1 tables

4 chairs

1 couch

2 chairs for traffic

1 coffee table

3 computer

5 plants

1 movie stand

1 bowl for refreshments

5 pictures

ASSISTANT MANAGER'S OFFICE

1 desk

3 chairs

1 computer

1 telephone

1 printer

1 credenza-file cabinet

1 plants

2 pictures

RESIDENT RELATIONS' OFFICE

1 desk

3 chairs

2 credenzas-file cabinet

1 computer

1 telephone

2 pictures

COMMUNITY MANAGER'S OFFICE

1 desk

3 chairs

1 lamp

2 credenza-file cabinet

2 pictures

3 plants

1 telephone

1 computer

BACK ROOM

3-computers (1 office computer /1 access card monitoring computer/1 KeyTrak computer)

1-printer

1-copying/fax combination machine

5-4 drawer filing cabinets

1-laminating machine

1-step stool

2-desks

2-chairs

1-refrigerator

1-storage cabinet

MODEL HOME

LIVING ROOM

1 entertainment center

1 couch

1 end table

1 coffee table

1 chair

3 plants

1 lamp

1 TV

3 books

3 pillows

4 picture frames

1 candle

BEDROOM

1 Full-size extra long bed

7 pillows

1 desk

1 chair

2 lamps

2 dressers ( 2 drawer)

3 books

4 pictures

4 plant

4 frames

2 blankets

DINING ROOM

1 Dining Room table

4 chairs

2 plates

2 iced tea glasses

2 coffee mugs

1 fondue set

1 picture

KITCHEN

9 vases

3 candles

1 clock

1 blender

1 microwave

1 oven

1 refrigerator

5 plants

1 washer/dryer

3 towels

1 fruit dish

BATHROOM

2-sinks

1 Towel rack

7 towels

5 holders

5 candles

1 mirror

3 silver containers

1 shower curtain

1 clock

1 bath mat

1 trash can

1 picture

LEFT SIDE OF CLUBHOUSE

STUDY ROOM

8 chairs

2 round tables

COMPUTER ROOM

5 computers

5 chairs

1 copy/fax combo machine

1 printer

1 fax machine

EXERCISE ROOM

2 steppers

1 treadmill

1 bike

9 weight machines (seven arms and two leg machines)

GAME ROOM

11 chairs

3 tables

1 pool table

1 air hockey

1 ping pong table

3 pictures

2 trees

2 TV

1 5-cd changer

1 radio tuner

1 plant

TANNING ROOM

1 Tanning Bed

1-paper towel dispenser

1-picture

1- chair

2-small trees

POOL INVENTORY

12-chairs

3 tables

3-Umbrellas

23-lounge Chairs

5-small tables

2-Barbeque Grills

8-pool signs

MAINTENANCE SHOP

1 desk

2 chair

1 two drawer file cabinet

1 phone

2 golf carts and battery charges

1 recovery unit

1 vacuum pump

1 socket set

1 set of a/c gauges

3 hammer drill

1 reciprocating saw

3 skill saw

3 wood clamps

1 amp tester

3 radios

25 extension cords

1 electric auger for landscaping

2 levels

5 ear protectors

3 belts

1 bolt cutter

2 five gal gas cans

2 one gal gas cans

2 leaf blowers

1 ten gal  dry/wet vacuum

1 pressure washer with one hose extensions

2 Dollies (1 appliance and 1 regular)

1 line sprayer for parking lot

3 round nose shovels

3 push brooms

2 steel racks

3 leaf rake

2 electric drill

1 kwik set keying kit

1 paint power sprayer

1 salt spreader

3 liquid chemical sprayers

11 fan blower (drying carpet)

1 heat gun

1 weed eater

3 extension ladders

2 A-frame ladders

2 step stools

9 space heaters

1 A/C charge scale

1 carpet extraction machine

1 Dremel

UNIT INVENTORY

336 Sofas

336 Lounge Chairs

336 End Tables

336 Cocktail Tables

336 Entertainment Centers

336 Dining Tables

1,212 Dining Chairs

960 Bedsets

960 Chests

960 Desks

960 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT D

                                     REPORTS

1. Environmental Report for JEFFERSON COMMONS - LAWRENCE, L.P., prepared by National Assessment Corporation, Project No. 04-17792.10, dated 03/01/2004

2. Property Condition Report for JEFFERSON COMMONS - LAWRENCE, L.P., prepared by National Assessment Corporation, Project No. 04-17792.10, date issued 3/01/2004

3. Environmental Report for JEFFERSON COMMONS - WABASH, L.P., prepared by National Assessment Corporation, Project No. 04-17792.13, dated 03/01/2004

4. Property Condition Report for JEFFERSON COMMONS - WABASH, L.P., prepared by National Assessment Corporation, Project No. 04-17792.13, date issued 3/01/2004

                                    EXHIBIT E

                                 LOAN DOCUMENTS

JEFFERSON COMMONS - LAWRENCE, L.P.
EXISTING LOAN FROM CITIGROUP GLOBAL MARKETS REALTY CORP.

$16,542,000 Amended and Restated Promissory Note
Amended and Restated Mortgage, with Absolute Assignment of Leases and Rents,
     Security Agreement and Fixture Filing
Assignment of Leases and Rents
Loan Agreement
Guaranty of Recourse Obligations of Borrower
Environmental Indemnity Agreement
Conditional Assignment of Management Agreement
UCC-1 -- Real Property Records
UCC-1 -- Delaware
Borrower's Certification
Deposit Account Control Agreement(Bank of America)
Lockbox Account Agreement (Wachovia)
Assignment of Existing Mortgages
Allonge to Note

JEFFERSON COMMONS - WABASH, L.P.
EXISTING LOAN FROM CITIGROUP GLOBAL MARKETS REALTY CORP.

$18,410,000 Promissory Note
Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Assignment of Leases and Rents
Loan Agreement
Guaranty of Recourse Obligations of Borrower
Environmental Indemnity Agreement
Conditional Assignment of Management Agreement
UCC-1 -- Real Property Records
UCC-1 -- Delaware
Borrower's Certification Deposit Account Control Agreement (Bank of America) Property Account and Control Agreement (Bank One)
Lockbox Account Agreement (Wachovia)
Guaranty (Cross Guaranty)

                                    EXHIBIT F

                                     SURVEY

1. JEFFERSON COMMONS - LAWRENCE, L.P., prepared by John E. Selk of Landplan Engineering, P.A., dated 6/4/04.

2. JEFFERSON COMMONS - WABASH, L.P., prepared by Dale L. Grimes of The Schneider Corporation, dated 1/23/04, last revised 5/24/04.

                                    EXHIBIT G

                         OTHER CONTRACTS FOR DEVELOPMENT

                                      NONE

                                    EXHIBIT H

                                   RESTRICTION

Prepared By and When
Recorded Return to:

Carl Klinke
Munsch Hardt Kopf & Harr, P.C.
4000 Fountain Place
1445 Ross Avenue
Dallas, Texas 75202

                   RESTRICTION AGAINST CONDOMINIUM CONVERSION

      This Restriction Against Condominium Conversion (this RESTRICTION) is made as of _______________, 2004, by __________________ (JEFFERSON).

                                   BACKGROUND

      A. Jefferson is the current owner of the real property (together with the improvements thereon) more particularly described on Exhibit A, attached hereto and made a part hereof (such real property together with the improvements are collectively referred to as the PROPERTY).

      B. On even date herewith, Jefferson will sell the Property to __________________ (BUYER) and Jefferson desires to restrict the Property against conversion into a condominium or a cooperative housing development.

      NOW THEREFORE, in consideration of the foregoing, Jefferson hereby subjects the Property to the following restriction:

      No current or future owner or lessee of the Property may subject the Property, or any part thereof, to a condominium regime or cooperative housing development (or equivalent) for a period of 15 years after the date of this Restriction without Jefferson's prior written consent (or, if Jefferson has dissolved, then without the prior written consent of Jefferson's general partner, or if such general partner has dissolved, then by JPI Investment Company, Inc., a Texas corporation, or any of its constituent entities). Any condominium regime or cooperative development created without Jefferson's prior written consent is void. Jefferson may grant, withhold, or condition its consent to any condominium regime or cooperative housing development in its sole and absolute discretion. This restriction is a covenant running with the land and is binding upon and enforceable by Jefferson and its successors and assigns against all successor owners and lessees of the Property. All owners of the Property, other than Jefferson, shall indemnify, defend with counsel reasonably satisfactory to Jefferson, and hold Jefferson and all affiliates of Jefferson and their respective agents and employees, harmless from and against all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable legal fees, court costs, and expenses) of every kind arising out of or in connection, directly or indirectly, with any violation or attempted or threatened violation of this Restriction. This Restriction shall terminate upon the earlier to occur of (a) the written termination hereof by Jefferson or the constituent entities of Jefferson; and
(b) the date which is 15 years after the date hereof.

      EXECUTED as of the date first written above.

                                           _____________________________________

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

______________________________________
Witness No. 1

______________________________________
Witness No. 2

STATE OF _______________    Section
                            Section
COUNTY OF_______________    Section

      This instrument was acknowledged before me on _____________________, 2004, by ___________________, ___________ of ______________________________, a
__________, general partner of JEFFERSON AT _____________, L.P., a ____________
limited partnership, on behalf of the ________________________ and partnership.

                                       _________________________________________

Notary Public, State of _________________

                                    EXHIBIT I

                               PENDING LITIGATION

                                      NONE

                                    EXHIBIT J

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT K

                   WRITTEN NOTICE FROM GOVERNMENTAL AUTHORITY

1. Disclosure letter regarding notice from DOJ dated and delivered simultaneously with date of Contract.

                                    EXHIBIT L

                              KNOWLEDGE INDIVIDUALS

JPI - KNOWLEDGE INDIVIDUALS

Darin Cook                             Senior Vice President / Portfolio Manager

Kay Corse                              Regional Manager

Tresa Harting                          Vice President/Divisional Manager

Stacey Lecocke                         Regional Manager

Ben Montgomery                         Regional Asset Manager

Jennifer Roden                         Regional Manager

Colin Strong                           Senior Regional Asset Manager

BUYER'S KNOWLEDGE INDIVIDUALS

Paul O. Bower

Craig L. Cardwell

Randall Brown

                                    EXHIBIT M

                                      DEED

                            [COVER PAGE FOR 6 PAGES]

Document Title:             Kansas Limited Warranty Deed
Document Date:              _______________________________, 2004
Grantor Name:               JEFFERSON COMMONS - LAWRENCE, L.P.
Grantee Name:               _________________________________________
Grantee Address:            _________________________________________
Legal Description:          Lot 1, JPI Addition, a Replat of Lot 1B, of a Lot
                            Split of Lot One,Cottonwood, Inc. Addition, in the
                            City of Lawrence, Douglas County, Kansas

Reference Book and Page:    Plat Book P15, Page 791, Register of Deeds of
                            Douglas County, Kansas

                          KANSAS LIMITED WARRANTY DEED

      THIS KANSAS LIMITED WARRANTY DEED (this "Deed") is made on the ______ day of ________________, 2004, by and between JEFFERSON COMMONS - LAWRENCE, L.P., a Delaware limited partnership duly qualified to do business in Kansas (the "Grantor"), and ___________________________________, a _______________ (the
"Grantee"), with a mailing address at
__________________________________________.

      WITNESSETH, THAT THE GRANTOR, in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, to it paid by the Grantee, the receipt and sufficiency of which are hereby acknowledged, does by these presents CONVEY AND GRANT to the Grantee, all of the following described real estate (the "Property") situated in Douglas County, Kansas, to-wit:

      Lot 1, JPI Addition, a Replat of Lot 1B, of a Lot Split of Lot One, Cottonwood, Inc. Addition, in the City of Lawrence, Douglas County, Kansas, recorded in Plat Book P15, Page 791, Register of Deeds of Douglas County, Kansas.

      SUBJECT TO: (a) the lien of that certain Amended and Restated Mortgage With Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Mortgage"), dated June _____, 2004, and recorded as Document No. __________________, in Book _______, at Page __________, in the Office of the
Register of Deeds for Douglas County, Kansas; (b) easements, restrictions, declarations, reservations and other matters of record; (c) taxes and assessments, general and special, not now due and payable; and (d) existing zoning and subdivision laws and regulations; and (e) the rights of the public in and to any parts thereof in streets, roads or alleys. As part of the consideration for this Deed, the Grantee, by its acceptance of delivery of this Deed, assumes the Mortgage described in (a) above, covenants and agrees to pay the unpaid balance of the amended and restated note thereby secured in accordance with the terms thereof and covenants and agrees to perform and observe all of the covenants and conditions stated in said Mortgage and said note to be performed by the maker thereof.

      TO HAVE AND TO HOLD the Property, with all and singular the rights, privileges, appurtenances and immunities thereto belonging or in anywise appertaining unto the Property forever. The Grantor, for itself, its successors and assigns, covenants that Grantor is lawfully seized of an indefeasible fee simple estate in and to the Property and has good right to convey the Grantor's interest in the Property and guarantees the quiet possession of the Property against the claims of those claiming any right, interest or title through the Grantor, except as shown subject to or as otherwise described above; but the Grantor does not warrant title against those claiming a right, interest or title that arose prior to or separate from the Grantor's interest in the Property.

      IN WITNESS WHEREOF, the Grantor has caused this Deed to be executed by its duly authorized managing general partner the day and year first above written.

                                       JEFFERSON COMMONS - LAWRENCE, L.P.,
                                       A DELAWARE LIMITED PARTNERSHIP

                                       BY: JC - LAWRENCE LLC,
                                           A DELAWARE LIMITED LIABILITY COMPANY,
                                           ITS SOLE GENERAL PARTNER

                                       By: _____________________________________

                                       Printed Name: ___________________________

                                       Title: __________________________________



                                 ACKNOWLEDGEMENT

STATE OF ________________  )
                           ) ss.
COUNTY OF _______________  )

      On this _______ day of ________________________, 2004, before me appeared
_______________________________________, to me personally known, who, being by me duly sworn, did say that he/she is the __________________________ of JC - Lawrence LLC, a Delaware limited liability company, that such limited liability company is the sole general partner of Jefferson Commons - Lawrence, L.P., a Delaware limited partnership, that the foregoing instrument was signed in behalf of said limited liability company by authority of its manager or members, and said _________________________ acknowledged said instrument to be the free act and deed of said limited liability company as the sole general partner of Jefferson Commons - Lawrence, L.P.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

                                      __________________________________________
                                      Signature of Notary Public in and for said
                                      County and State

(Notarial Seal)

                                      __________________________________________
                                      Typed or Printed Name of Notary

My Commission expires:

_______________________________

                             SPECIAL WARRANTY DEED

      This Special Warranty Deed (this Deed) is made as of ______________, by Jefferson Commons-Wabash, L.P., a Delaware limited partnership (GRANTOR) to (GRANTEE).

      For and in consideration of the sum of Ten and No/100 Dollars and other valuable consideration to Grantor paid by the Grantee, the receipt of which are acknowledged, Grantor and Grantee agree as follows:

1.    Conveyance and Warranty of Title.

      Grantor GRANTS, SELLS, and CONVEYS to Grantee, subject to the Permitted Exceptions (defined below), all of the real property (the PROPERTY) more particularly described on Exhibit A attached hereto and made a part hereof for all purposes together with all improvements, structures and fixtures located thereon as well as all of the Grantor's rights to appurtenances, easements, rights of way, adjacent streets and alleys, strips and gores;

      TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, together with all and singular the rights and appurtenances thereto in anywise belonging, to Grantee, its successors and assigns, forever; and Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

2.    Permitted Exceptions.

      This Deed is made, and is accepted by Grantee, subject to the restrictions, easements, covenants, encumbrances, and liens described on EXHIBIT B attached hereto and incorporated herein by reference for all purposes (the PERMITTED EXCEPTIONS).

3.    Taxes and Assessments.

      Grantee, by accepting delivery of this Deed, has assumed and agreed to pay the taxes and assessments for the current year. Grantee's acceptance of delivery of this deed is evidenced by its recordation.

4.    Corporate Authority.

      The undersigned certifies that the above conveyance has been duly authorized by the Board of Directors of each Grantor and that the undersigned has been duly authorized to execute and deliver this Special Warranty Deed for and on behalf of each Grantor.

5.    Gross Income Tax.

      The Grantor certifies that no Indiana gross income tax is due on the proceeds of this transfer.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

                  EXECUTED as of the date first above written.

                                       GRANTOR:

                                       JEFFERSON COMMONS - WABASH, L.P.,
                                       a Delaware limited partnership

                                       By: JC - Wabash LLC
                                           a Delaware limited liability company,
                                           its general partner

                                           By: _________________________________
                                               Name: ___________________________
                                               Title: __________________________

STATE OF TEXAS        )
                      )SS:
DALLAS COUNTY         )

      Before me, the undersigned, a Notary Public, this day personally appeared JC - Wabash LLC, general partner of Jefferson Commons - Wabash, L.P., by _______________________________, its _____________________, who for and on
behalf of said limited liability company acknowledged the execution of the foregoing Special Warranty Deed and swore to the statements contained therein.

      WITNESS my hand and Notarial Seal this _____ day of _____________, 200_.

                                       _________________________________________

                                       Notary Public

                                       _________________________________________

                                       Printed Name

My Commission Expires: ________________

County of Residence: __________________

Prepared by and when recorded return to:

Richard W. Wilhelm, Esq.
Munsch Hardt Kopf & Harr, P.C.
4000 Fountain Place
1445 Ross Avenue
Dallas, Texas 75202

Send Tax Bills To:

____________________________
____________________________
____________________________

                                    EXHIBIT A

PARCEL I:

That part of the East Half of the Southeast Quarter of Section 2, Township 23 North, Range 5 West, Tippecanoe County, Indiana, described as:

Commencing at a Berntsen RT-1 monument marking the northeast corner of said southeast quarter, thence South 88 degrees 38 minutes 25 seconds West (bearings based on the Section Corner Perpetuations Project dossiers on record in the Tippecanoe County Surveyor's Office) along the north line thereof a distance of 1044.00 feet to the northeast corner of that land described in a deed to Johnson Realty Company as recorded in Deed Record 82-429 in the Office of the Recorder for Tippecanoe County, Indiana and the Point of Beginning; thence South 00 degrees 21 minutes 55 seconds East along the east line of said Johnson Realty land a distance of 114.09 feet to the south right-of-way line of U.S. Highway 52 as described in a right-of-way grant recorded in Deed Record 218, Page 61, being the point of curvature of a curve to the left having a radius of 110946.06 feet, the radius point of which bears North 01 degrees, 13 minutes 11 seconds West; thence easterly on said right-of-way line and along the arc of said curve a distance of 181.19 feet to a 5/8 inch by 30 inch rebar with yellow cap marked "Firm #0001" (hereinafter referred to as "Rebar") point of non-tangency, bearing South 01 degrees 18 minutes 48 seconds East from said radius point and bearing North 88 degrees 44 minutes 00 seconds East along the chord of said curve a distance of 181.19 feet from said point of curvature; thence South 88 degrees 27 minutes 03 seconds East continuing along said right-of-way line a distance of
270.96 feet to a "Rebar" at the northwest corner of Cheswick Village Apartments Subdivision, Phase 1 (Plat Cabinet D, Slide 192, Instrument No. 93-29732); thence South 00 degrees 20 minutes 49 seconds East along the west line of said Cheswick Village Apartments Subdivision, Phase 1 and along the west line of Cheswick Village Apartments Subdivision, Phase 2 (Plat Cabinet E, Slide 179, Instrument No. 9717619) a distance of 1185.35 feet to a "Rebar" at the southwest corner of said Cheswick Village Apartments Subdivision, Phase 2; thence South 88 degrees 28 minutes 10 seconds West along the south line of said Cheswick Village Apartments Subdivision, Phase 2 a distance of 55.00 feet to a 1/2 inch (i.d.) iron pipe at a southwest corner thereof; thence continuing South 88 degrees 28 minutes 10 seconds West a distance of 396.70 feet to a 1/4 inch (i.d.) iron pipe at the southeast corner of the aforesaid Johnson Realty Company tract; thence continuing South 88 degrees 28 minutes 10 seconds West a distance of 262.30 feet (5/8 inch rebar with Deckard cap 0.3 feet west of corner); thence North 00 degrees 21 minutes 55 seconds West a distance of 1202.47 feet to the south right-of-way line of U.S. Highway 52 (5/8 inch rebar with Deckard cap 0.7 feet south of corner); thence continuing North 00 degrees 21 minutes 55 seconds West a distance of 113.14 feet to the north line of the aforesaid quarter section; thence North 88 degrees 38 minutes 25 seconds East along said north line a distance of 262.30 feet to the Point of Beginning, containing 20.32 acres more or less.

The Above legal description taken from survey prepared by The Schneider Corporation dated March 8, 2000 as Project No. 3201.001, which is a modernized legal description combining Deed Record 82, Page 429 and Deed Record 74, Page 3417, Page 3418.

PARCEL II:

A part of the West Half of the Southeast Quarter of Section Two (2), Township Twenty-three (23) North, Range Five (5) West, Wabash Township, Tippecanoe County, Indiana, more completely described as follows, to-wit:

Beginning at a hinge nail in the Northeast corner of the West Half of the Southeast Quarter of Section 2-23-5 and the centerline of the westbound lane of U.S. Highway #52; thence South 0(degrees)-00' West along the East line of the West Half of the Southeast Quarter aforesaid, a distance of 1,311.7 feet to a wooden corner post; thence South 88(degrees)-55' West a distance of 16.5 feet; thence North 0(degrees)-00' East on a line parallel to the East line of the West Half of the Southeast Quarter aforesaid a distance of 1,311.7 feet to the North line of the Southeast Quarter and the centerline of the westbound lane of U.S. Highway #52; thence North 88(degrees)-55' East along said North line of the Southeast Quarter and the centerline of the westbound lane of U.S. Highway #52 a distance of 16.5 feet to a hinge nail and the point of beginning.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

1. Gas Line Easement by Robert C. Garrison and Esther D. Garrison to Indiana Gas & Water Company, Inc., dated October 3, 1966 and recorded November 1, 1966 as Deed Record 302, Page 507.

2. Limited access facility being made in the State of Indiana, Plaintiff v. Johnson Realty Company, Inc., Sagamore Village Estates, Inc., Lafayette Bank and Trust Company as Trustee, etal, recorded as Instrument No. 89-12927 and re-recorded as Instrument No. 93-00649.

3. Grant of Easement by Lafayette Bank and Trust Company, Trustee and John T.D. Tse, his assigns, a non-exclusive perpetual easement for ingress and egress and utilities, recorded as Instrument No. 92-00391.

                                    EXHIBIT N

                                  BILL OF SALE

This BILL OF SALE is made as of _______________, 2004, by JEFFERSON AT _____________, L.P., a __________________ limited partnership (GRANTOR) to
__________________________, a ___________ (GRANTEE).

For and in consideration of the sum of Ten and No/100 Dollars and other valuable consideration to Grantor paid by the Grantee, the receipt and sufficiency of which are acknowledged, Grantor and Grantee agree as follows:

Grantor GRANTS, SELLS, and CONVEYS to Grantee, all equipment, furniture, fittings, fixtures, and articles of personal property owned by Grantor and located on the real property described on EXHIBIT 1 attached to this Bill of Sale, more particularly described in EXHIBIT 2 attached to this Bill of Sale (such equipment, furniture, fittings, fixtures, and articles of personal property are referred to collectively as the PERSONAL PROPERTY). The Personal Property does not include any software owned by or licensed to any company or entity other than Grantor or any professional photographs of the Property, including but not limited to, photographs, negatives and transparencies in digital or other form.

TO HAVE AND TO HOLD the Personal Property to Grantee, its successors and assigns, forever; and Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Personal Property to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Personal Property or any part thereof, by, through, or under Grantor, but not otherwise.

The provisions of Section 9.12 of the Contract of Sale dated _______________, 2004, between Grantor, as Seller, and Grantee, as Buyer, covering the Property, are incorporated in this Bill of Sale by this reference as if set forth in this Bill of Sale in their entirety.

EXECUTED as of the date first written above.

                                     GRANTOR:

                                     JEFFERSON AT _________________, L.P.,
                                     a ___________ limited partnership

                                     By: _______________________________________
                                         a____________________,  general partner

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         GRANTEE:
                                         ____________________________________, a
                                         _______________________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT 1

                            REAL PROPERTY DESCRIPTION

                                    EXHIBIT 2

                        DESCRIPTION OF PERSONAL PROPERTY

                                    EXHIBIT O

                        ASSIGNMENT OF LEASES, CONTRACTS,

                        SECURITY DEPOSITS, AND WARRANTIES

This Assignment of Leases, Guaranties Contracts, Security Deposits, and Warranties (this ASSIGNMENT) is made as of _________________ , 2004, by JEFFERSON AT _____________, L.P., a _____________ limited partnership (GRANTOR), and _________________________________________ , a ______________ (GRANTEE).

                                   ASSIGNMENT

For and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable consideration to Grantor paid by Grantee (hereinafter named), the receipt and sufficiency of which are acknowledged, Grantor and Grantee agree as follows:

1. Assignment.

Grantor GRANTS, SELLS, and CONVEYS to Grantee all of Grantor's interest in the following described properties, rights, and estates (the PROPERTY) that are located on, affixed to, or used in connection with the real property (the REAL PROPERTY) described on EXHIBIT 1 attached to this Assignment:

      (a) all residential leases for space on the Real Property or in the improvements on the Real Property (the LEASES), and the leasehold estates created thereby, and accompanying guaranties, together with all and singular the rights, benefits, and privileges of the landlord thereunder;

      (b) all rents, issues, and profits arising from the Leases from and after the date of this Assignment;

      (c) all service contracts, vending agreements, other leases, lease commission agreements, assignable licenses, occupancy agreements, assignable permits, and other contracts with respect to the Real Property listed on EXHIBIT 2 attached to this Assignment (the CONTRACTS), and the continuing rents, issues, and profits from the Contracts, if any, from and after the date of this Assignment;

      (d) all refundable security deposits, pet deposits, utility deposits, and other deposits and security deposit accounts maintained with respect to the Leases or the Real Property (the DEPOSITS); and

      (e) all warranties and guaranties relating to the improvements, personalty or equipment located on the Real Property, if any, excluding all warranties and guaranties from any Grantor Affiliate [as defined in the Contract of Sale (defined below)] (the WARRANTIES).

The Property does not include the name "Jefferson", the initials "JPI", or any logo, trade name, or other name utilizing "Jefferson" or "JPI", any software owned by or licensed to any company or entity other than Grantor, any professional photographs of the Property, including but not limited to, photographs, negatives and transparencies in digital or other form, and any bonds or letters of credit issued in favor of any governmental authorities by Grantor or any Grantor Affiliate in connection with the construction of the Improvements.

TO HAVE AND TO HOLD the Property to Grantee, its successors and assigns, forever. Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND, all and singular the Property, subject to the warranties, covenants, and conditions in this Assignment, to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Property or any part thereof, by, through, and under Grantor, but not otherwise.

2. Warranties.

Notwithstanding the assignment of the Warranties under this Agreement, Grantor expressly reserves the right to enforce the Warranties if claims are made against Grantor or any Grantor Affiliate relating to the Real Property or improvements, personalty or equipment located thereon and, upon request of Grantor, Grantee will cooperate and assist Grantor in enforcing the Warranties.

3. Assumption.

Grantee assumes and agrees to perform all terms, covenants, and conditions of the Leases and the Contracts, on the part of the landlord or on the part of the Grantor, as the case may be, therein required to be performed arising on or after the date of this Assignment. Grantee also assumes and agrees to hold and pay the Deposits to the persons entitled to them.

4. Indemnities.

Grantor shall indemnify, defend, and hold Grantee harmless from any and all liabilities, claims, demands, damages, and causes of actions that may now or hereafter be made or asserted against Grantee arising out of or related to the Property for acts or omissions of Grantor occurring prior to the date of this Assignment.

Grantee shall indemnify, defend, and hold Grantor harmless from any and all liabilities, claims, demands, damages, and causes of actions that may now or hereafter be made or asserted against Grantor arising out of or related to the Property for acts or omissions occurring on or after the date of this Assignment.

5. Disclaimer.

The provisions of Section 9.12 of the Contract of Sale dated _______________, 2004, between Grantor, as Seller, and Grantee, as Buyer, covering the Property, are incorporated in this Assignment by this reference as if set forth in this Assignment in their entirety.

                            [SIGNATURE PAGE FOLLOWS.]

DATED EFFECTIVE as of the first date above written.

                                       GRANTOR:

                                       JEFFERSON AT ________________, L.P.,
                                       a ____________ limited partnership

                                       By: _________________________________, a

                                           _________________________________ ,

                                           general partner

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

GRANTEE'S ADDRESS:                     GRANTEE:

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Grantee's Taxpayer Identification Number:
                                       ________________________________________

                                    EXHIBIT 1

                            REAL PROPERTY DESCRIPTION

                                    EXHIBIT 2

                                LIST OF CONTRACTS

                                    EXHIBIT P

                          IRC SECTION 1445 CERTIFICATE

SUBJECT
PROPERTY: See EXHIBIT 1 attached to this Certificate

SELLER: JEFFERSON AT _______________, L.P.

BUYER: ______________________________________

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that the withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned hereby certifies the following on behalf of Seller:

1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.    Seller's U.S. employer identification number is ; and

3. Seller's office address is: 600 East Las Colinas Blvd., Suite 1800, Irving, Texas 75039.

4.    Seller is not a disregarded entity as defined in Section
1.445-2(b)(2)(iii) of the Internal Revenue Code and Income Tax Regulations.

Seller understands that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller.

EXECUTED as of the ________________day of ____________________ , 2004.

                                   Seller:

                                   JEFFERSON AT _____________, L.P.,
                                   a _____________ limited partnership

                                   By: ________________________, a
                                       ___________________, general partner

                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________

STATE OF _____________________________ Section
                           Section
COUNTY OF ____________________________  Section

      This instrument was acknowledged before me on _________, 2004, by ___________________, ___________ of ______________________________, a
__________, general partner of JEFFERSON AT _____________, L.P., a ____________
limited partnership, on behalf of the ________________________ and partnership.

                                ________________________________________________
                                Notary Public, State of ________________________

                                    EXHIBIT 1

                            REAL PROPERTY DESCRIPTION

                                    EXHIBIT Q

                              TENANT NOTICE LETTER

[Name of Address of Tenant]

      Re: Change of Ownership
          _____________________________Apartments
          _________, __________ (the PROPERTY)

Ladies and Gentlemen:

This letter is to inform you that the present owner Jefferson at _____________, L.P., (SELLER), has transferred ownership of the Property to _________________________ (BUYER).

In connection with this transfer, all of Seller's interest as landlord under your lease has been assigned to Buyer. Beginning ______________, please make all rental payments payable to Buyer and deliver them to the following address:

                        __________________________________
                        __________________________________
                        __________________________________

All questions or other matters regarding your lease at the Property should be coordinated through ___________________, at the above address, whose telephone number is _______________.

In connection with the transfer, your security deposit that is subject to refund in the amount of $___________ has been transferred to Buyer, who has received and assumed responsibility for such deposit, and all future matters regarding this deposit are to be coordinated with Buyer. Deposit returns will be conditioned upon and subject to existing agreements.

                                   Sincerely,

                                   Seller:

                                   Jefferson at _________________________, L.P.,
                                   a ______________________ limited partnership

                                   By: _________________________, a
                                       ______________, general partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                   Buyer:

                                   __________________________________________, a
                                   ______________________________

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT R

                  NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT

                            [COVER PAGE FOR 10 PAGES]

                                   EXHIBIT R

                  NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT
                                      FROM
                              JPI DEVELOPMENT, L.P.
                                       TO
                       ___________________________________

      THIS NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT (the "Agreement") is made as of the dates set forth by the parties' signatures below, although agreed by the parties to be effective as of ___________________ __, 2004 (the "Effective Date"), by and between JPI Development, L.P., a Delaware limited partnership ("Licensor"), whose sole general partner is Multifamily Development LLC, a Delaware limited liability company, having a place of business at 600 E. Las Colinas Blvd., Irving, Texas 75039 and Allen & O'Hara Educational Properties, LLC, a Tennessee limited liability company ("Licensee"), having a place of business at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117 (Licensor and Licensee will be collectively referred to as the "Parties").

                                R E C I T A L S:

      WHEREAS, Licensor is the owner of common law service marks and service mark applications and registrations in the United States Patent and Trademark Office as shown in SCHEDULE A attached hereto (the "Marks").

      WHEREAS, Licensee desires the right to use the Marks in conjunction with the transition of ownership as a result of Licensee's purchase of the apartment properties shown on SCHEDULE B attached hereto (whether one or more, the "Projects").

      NOW, THEREFORE, in consideration of the promises and the mutual agreements, covenants and provisions contained herein, the sufficiency of which are hereby acknowledged and confessed, the Parties agree as follows:

1. License. Licensor hereby grants to Licensee a non-exclusive, royalty-free, non-transferable (except as provided in this paragraph) right to use the Marks in conjunction with the ownership and/or management by Licensee of the Projects beginning on the Effective Date hereof for the limited purpose of using the Marks during the Term hereof in the ordinary course and enabling the transition in connection with Licensee's purchase of the Projects. Such uses include, without limitation, using the Marks (i) to identify the Projects, (ii) in connection with the day-to-day operation of the Projects, (iii) to market and advertise the Projects, and (iv) to transition from the use of the Marks to other trademarks and service marks of Licensee. Such management by Licensee may be performed directly by Licensee or may be effected through direct everyday control of other business entities by Licensee. Licensee shall have no right to use the Marks in conjunction with any property other than the Projects or to provide for any new usages of the Marks with respect to the Projects not existing as of the Effective Date, except as specified above. The Marks may also be used by "Affiliates" of Licensee solely in the manner and for the term set forth herein. For the purposes of this Agreement, an "Affiliate" of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise. Licensee shall cause all Affiliates to be subject to Licensee's requirements and the Licensee's limitations of use set forth in this Agreement, as if such Affiliates were parties hereto.

2. Quality of Services. Licensee shall use the Marks in accordance with the reasonable written guidelines provided to Licensee by Licensor that governed Licensor's use of the Marks with the Projects and with a quality consistent with the services previously provided by Licensor with reference to the Projects. At all times the Projects shall be managed and maintained so that the quality of the Projects shall be maintained in good running order and shall have an aesthetic appeal at all times at least equal to the aesthetic appeal existing at the time Licensee takes title to the Projects, ordinary wear and tear and depreciation excepted.

3. Use of the Marks. Upon request, Licensee shall provide Licensor with samples of all literature, brochures, letterhead, business cards, voice mail, signs, and advertising material prepared or used by Licensee bearing the Marks. When using the Marks under this Agreement, Licensee undertakes to comply substantially with all laws pertaining to trademarks in force at any time within the United States, consistent with Licensor's prior uses thereof. This provision includes compliance with marking requirements imposed under this Agreement or under the laws of the United States.

4. Inspection. Licensee will permit duly authorized representatives of Licensor to inspect the premises of Licensee at all reasonable times upon at least three
(3) days prior written notice solely for the purposes of ascertaining or determining compliance of use of the Marks as provided for herein.

5. INDEMNITY AND DISCLAIMER. LICENSOR MAKES NO WARRANTY OR REPRESENTATION WITH RESPECT TO ANY SERVICES RENDERED BY LICENSEE UNDER THE MARKS AND DISCLAIMS ALL LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR LOSSES RESULTING FROM, ARISING OUT OF OR IN CONNECTION WITH SUCH SERVICES. LICENSEE AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS LICENSOR AND ITS GENERAL PARTNERS, LIMITED PARTNERS, AFFILIATES, AGENTS AND ASSIGNEES FROM AND AGAINST ALL CLAIMS, JUDGMENTS, ACTIONS, DEBTS OR RIGHTS OF ACTION, OF WHATEVER KIND, AND ALL COSTS, INCLUDING REASONABLE LEGAL FEES, ARISING OUT OF THE RENDITION OF SERVICES BY LICENSEE UNDER THE MARKS. THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

6. Goodwill. Licensee shall use the Marks only in compliance with the terms and conditions contained herein. All Marks, and any changes, derivations, additions, approximations and deceptively similar names and all goodwill accruing to the use thereof, shall remain the property of, and inure to the benefit of, Licensor. Licensee hereby appoints Licensor as its attorney-in-fact to convey to Licensor any and all additional trademark or service mark rights which may be acquired by Licensee that are derivations, additions, approximations or deceptively similar names to the Marks.

7. Ownership of the Marks. Licensee acknowledges Licensor's right, title and interest in and to the Marks and any registrations that have issued or may issue thereon, and Licensee agrees that it will not at any time do or cause to be done any act or thing contesting or, to Licensee's actual knowledge, in any way impairing or tending to impair any part of such right, title and interest. In connection with the use of the Marks, Licensee shall not in any manner represent that it has any ownership in the Marks or registration thereof, and the Parties hereto acknowledge that any use of the Marks, including all good will associated therewith, shall inure to the benefit of Licensor.

8. Partnership; Agency. The Parties specifically intend that this Agreement does not constitute a partnership or joint venture agreement and no partnership or joint venture shall be implied.

9. Assignments; Licenses. Licensee shall not assign, sublicense or delegate any rights or obligations under this Agreement. A change in control of Licensee shall be deemed an assignment and subject to this paragraph. Licensor may freely assign or license its rights under this Agreement.

10. Third Parties. Except as set forth or referred to herein, nothing in this Agreement is intended or shall be construed to confer upon or give to any party other than the Parties hereto and any of Licensor's successors and assigns any rights or remedies under or by reason of this Agreement.

11. Notice of Infringement. Licensee shall notify Licensor in writing, upon Licensee obtaining any knowledge of infringement, or possible infringement, of any of the Marks. Licensor shall have no obligation to take any action, but should Licensor take action, Licensee will fully cooperate with Licensor.

12. Term. This Agreement shall be effective for nine (9) months from the Effective Date at which time the license will terminate. In addition, the license described in this Agreement shall terminate immediately upon the first to occur of the following:

      (i) any act of bankruptcy by or against Licensee or against the general partner of Licensee;

      (ii) any assignment for the benefit of creditors of Licensee or the general partner of Licensee;

      (iii) any attachment, execution of judgment or process against Licensee's rights under the license granted hereunder or under this Agreement, unless satisfied or released within sixty (60) days; or

      (iv) the dissolution of Licensee.

This Agreement shall also terminate immediately upon written notice to Licensee for any material breach by Licensee of its duties under the "Use of the Marks" clause of this Agreement to properly monitor and control the usage of the Marks if Licensee fails to cure such material breach within thirty (30) days after receipt of notice of such breach, specifying the nature of such breach.

13. Consequences of Termination or Expiration of the Term of this Agreement. Upon the expiration or other termination of this Agreement as set forth in paragraph 12, Licensee shall immediately and forever cease from using the Marks in all embodiments and forms, including any confusingly similar variations thereof, in connection with the Projects or any other goods or services, or as part of Licensee's business name. Without limiting the foregoing, Licensee shall, no later than five (5) days after expiration or termination of this Agreement, complete the following tasks (i) through (iv) to ensure no further use of the Marks.

      (i) Remove all references to the Marks on brochures, literature, letterhead, business cards, voice mail, advertising, signage, software (to the extent allowed by the licensor of such software) and any other medium, regardless of form of medium, in which Licensee has used the Marks in the past, except for references that Licensee does not reasonably control, such as previously published Yellow Pages, letterhead sent to third parties, etc.

      (ii) Where such references in (i) above may not be removed by erasure, or with correction fluid or tape, destroy all items making such references.

      (iii) Inform all Licensee's employees, officers and directors in writing that the Marks are no longer to be used in connection with the Projects or any other goods or services.

      (iv) Notify all Licensee's tenants, clients, advertisers, contractors and similar persons or entities that are involved with the Projects that Licensee has henceforth ceased using the Marks in connection with the Projects or any other goods or services.

Section 1.1 Upon receipt of the written request of Licensor, Licensee shall deliver to the Licensor a written certification, signed by an officer of Licensee and substantially in a form similar to Schedule C attached hereto, that the foregoing actions (i) through (iv) have been taken.

14. Notices. Any notices required or permitted to be given under this Agreement shall be deemed sufficiently given if hand delivered with receipt acknowledged, or mailed by certified or registered mail postage prepaid, or mailed by a nationally recognized overnight delivery service addressed to the party to be notified at its address shown below, or to such other person or at such other address as may be furnished in writing to the other party hereto.

      If to Licensor:           JPI Development, L.P.
                                600 E. Las Colinas Blvd., Suite 1800
                                Irving, Texas 75039
                                Attention: Frank B. Schubert, Jr.

      with a copy to:           Kenneth L. Stewart, Esq.
                                Fulbright & Jaworski L.L.P.
                                2200 Ross Avenue, Suite 2800
                                Dallas, Texas 75201

      If to Licensee:           Allen & O'Hara Educational Properties, LLC
                                530 Oak Court Drive, Suite 300
                                Memphis, Tennessee 38117
                                Attention:  Paul O. Bower

      with a copy to:           Martin, Tate, Morrow & Marston, P. C.
                                22 North Front Street, Suite 1100
                                Memphis, Tennessee 38103
                                Attention:  Lee Welch

15. Entire Agreement. This Agreement encompasses the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof.

16. Severability. If any of the provisions of this Agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the Parties hereto shall be construed and enforced accordingly. The Parties hereto acknowledge that if any provision of this Agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

17. Schedules. Schedules A, B and C are attached hereto and incorporated herein.

18. JURISDICTION. THIS LICENSE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE PARTIES HERETO AGREE TO JURISDICTION OF THE STATE AND FEDERAL COURTS OF TEXAS, WHICH COURTS SITTING IN DALLAS, TEXAS SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY CONTROVERSY AND/OR ANY COURT ACTION ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT.

      IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute this Agreement effective as of the date and in the capacities shown below.

                                   LICENSOR:

                                   JPI DEVELOPMENT, L.P.

                                   By: Multifamily Development, LLC,
                                       its General Partner

DATED: _________________________        BY: ____________________________________

                                        NAME: __________________________________

                                        TITLE: _________________________________

                                   LICENSEE:

                                   Allen & O'Hara Educational Properties, LLC

                                   BY: ______________________________________

                                   NAME: ____________________________________

                                   TITLE: ___________________________________

DATED: _________________________

                                   SCHEDULE A
                             LICENSED SERVICE MARKS

      Marks           Reg. No.       Class       Reg. Date
-----------------  --------------  --------  -----------------
JPI                Reg. 2,027,237   36 / 37  December 31, 1996

JPI (and Design)   Reg. 2,027,236   36 / 37  December 31, 1996

JEFFERSON COMMONS  Reg. 2,223,754   36       February 16, 1999

JEFFERSON COMMONS  Reg. 2,223,753   36       February 16, 1999
(and Design)

JEFFERSON          Reg. 2,120,656   36        December 9, 1997

                                   Schedule A

                                   SCHEDULE B
                              APARTMENT PROPERTIES

                                   Schedule B

                                   SCHEDULE C

JPI DEVELOPMENT, L.P.
600 E. LAS COLINAS BLVD., SUITE 1800
IRVING, TEXAS 75039
ATTN: FRANK B. SCHUBERT, JR.

      Allen & O'Hara Educational Properties, LLC ("Former Licensee") hereby certifies, warrants and represents that as of the date of signature below, Former Licensee and all Affiliates of Former Licensee have ceased and henceforth shall forever cease using the marks set forth on EXHIBIT A attached hereto and incorporated herein by reference in all embodiments and forms, and including all confusingly similar variations thereof (hereafter the "Marks") in connection with the apartment properties set forth on EXHIBIT B attached hereto and incorporated herein by reference (whether one or more, the "Projects") or any other goods or services. Without limiting the foregoing, Former Licensee hereby certifies and warrants that the following actions have been taken and completed to ensure no further use of the Marks:

      (a) All references to the Marks on brochures, literature, letterhead, business cards, voice mail, advertising, signage, software (to the extent allowed by the licensor of such software) and any other medium, regardless of form of medium, in which Former Licensee or any Affiliates have used the Marks in the past have been removed, except for references that Former Licensee does not reasonably control, such as previously published Yellow Pages, letterhead sent to third parties, etc.

      (b) Where such references in (a) above could not be removed by erasure, or with correction fluid or tape, all items making such references have been destroyed.

      (c) All Former Licensee's and Affiliates' employees, officers and directors have been informed in writing that the Marks are no longer to be used in connection with the Projects or any other goods or services.

      (d) All Former Licensee's and Affiliates' tenants, clients, advertisers, contractors and similar persons or entities that are involved with the Projects have been notified that Former Licensee and Affiliates have henceforth ceased using the Marks in connection with the Projects or any other goods or services.

                                      Allen & O'Hara Educational Properties, LLC

                                      BY: _________________________________

                                      NAME: ___________________________________

                                      TITLE: __________________________________

DATED: _________________________

                                   Schedule C

                             EXHIBIT A TO SCHEDULE C
                             LICENSED SERVICE MARKS

      Marks               Reg. No.          Class           Reg. Date
------------------     --------------      -------      -----------------
JPI                    Reg. 2,027,237      36 / 37      December 31, 1996

JPI (and Design)       Reg. 2,027,236      36 / 37      December 31, 1996

JEFFERSON COMMONS      Reg. 2,223,754      36           February 16, 1999

JEFFERSON COMMONS      Reg. 2,223,753      36           February 16, 1999
(and Design)

JEFFERSON              Reg. 2,120,656      36           December 9, 1997

                                   Schedule C

                             EXHIBIT B TO SCHEDULE C
                              APARTMENT PROPERTIES

                                    EXHIBIT S
                                  LEGAL OPINION

                           [LETTERHEAD OF JPI COUNSEL]

                                [DRAFT: 9/22/04]

                              _____________, 20___

Education Realty Operating Partnership, LP
530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117

      Re: Sale of JPI Student Housing Portfolio to Education Realty Operating Partnership, LP

      We have acted as special counsel to Jefferson Commons - Lawrence, L.P., a Delaware limited partnership ("JC Lawrence"), and Jefferson Commons - Wabash, L.P., a Delaware limited partnership ("JC Wabash," which, together with JC Lawrence are sometimes collectively referred to herein as the "Sellers"), in connection with that certain Contract of Sale (the "Contract of Sale") among the Sellers and Education Realty Operating Partnership, LP, a Delaware limited partnership (the "Buyer").

      The Contract of Sale involves, among other things, the transfer by the Sellers to the Buyer of certain real property and improvements located in Douglas County, Kansas, and Tippecanoe County, Indiana.

      This opinion is being delivered pursuant to Section 6.2(a)(xvi) of the Contract of Sale. Except as otherwise defined herein, capitalized terms defined in the Contract of Sale are used herein as therein defined. In addition to the Contract of Sale, other documents we have reviewed in rendering this opinion letter, and upon which we have relied, include the agreements, documents and certificates listed on Annex A attached hereto (collectively, the "Organizational Documents").

      In connection with this opinion letter, we have examined (a) the Contract of Sale and (b) the Organizational Documents and all schedules and exhibits thereto. In connection with this opinion we have also made such investigations as we have deemed relevant, customary, reasonable and appropriate, as the basis for the opinions hereinafter expressed. As to matters of fact relevant to the opinions expressed herein, and as to factual matters arising in connection with the foregoing examinations, we have relied upon (a) certificates of the Sellers and of governmental officials and (b) the representations and warranties of the Sellers in the Contract of Sale, without further investigation by us as to the facts set forth therein. We express no opinion herein as to any documents or agreements other than the Contract of Sale and the Organizational Documents.

      We have assumed, with your permission and without independent investigation: (a) the legal capacity of all natural persons; (b) that the signatures on all documents examined by us (other than those of any officer of any Seller) are genuine and that, where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature had authority to do so; (c) that each document examined by us has been duly executed and delivered, pursuant to due authorization by each of the parties

                                    Exhibit S
thereto (other than by a Seller); (d) that the documents submitted to us as originals are authentic and that all documents submitted to us as certified, conformed or photostatic copies conform to authentic original documents; and (e) that public files and records and certificates of, or furnished by, governmental or regulatory agencies or authorities are correct.

      Our engagement by the Sellers has been limited to specific matters about which we have been consulted; consequently, there are matters of a legal nature involving the Sellers that are outside of the scope of this opinion letter about which we have not advised or with respect to which we have not represented the Sellers. We specifically note that we are not expressing any opinion or conclusion with respect to any agreements or documents binding upon the Sellers or to which they or any of their assets are subject, in each case other than the Contract of Sale and the Organizational Documents.

      Based upon the foregoing and in reliance thereon, and subject to the qualifications, assumptions, limitations and exceptions set forth herein, having due regard for such legal considerations as we deem relevant, we are of the opinion that:

      (1) Each Seller is a limited partnership existing and in good standing under the Delaware Revised Uniform Limited Partnership Act.

      (2) Each Seller has the partnership power and authority to execute and deliver the Contract of Sale and to perform its obligations thereunder.

      (3) All necessary partnership action has been taken to authorize the execution and delivery of the Contract of Sale by the Sellers, and the Contract of Sale has been duly executed and delivered by each Seller.

      (4) The execution and delivery of the Contract of Sale by the Sellers do not, and the performance by each such Seller under the Contract of Sale will not, result in:

            (i) any breach of, or constitute a default under, such Seller's certificate of limited partnership or limited partnership agreement;

            (ii) to our knowledge, any breach of, or constitute a default under, any existing statute or governmental rule or regulation applicable to any Seller;

            (iii) any breach of, or constitute a default under, any of the agreements listed on Annex B attached hereto (collectively, the "Material Agreements"); or

            (iv) any breach of, or constitute a default under, any judicial or administrative decree, writ, judgment or order to which, to our knowledge, any Seller is subject.

      (5) No consent, approval, authorization or other action by, or filing with, any governmental authority is required by any statutory law or regulation of the United States or the State of Texas as a condition to any Seller's execution and delivery of, or performance under, the Contract of Sale.

      In relying on the opinions expressed herein, you should note that the opinions expressed above are fully subject to the following qualifications:

                                    Exhibit S

      (a) In rendering the opinions above with respect to existence and good standing, we have relied solely upon the Organizational Documents and upon the certificates of public officials listed on Annex A attached hereon (copies of which have been delivered to you), and such opinions are limited to the dates of such certificates.

      (b) Except as set forth in the following sentence, we express no opinion with respect to the laws of any jurisdiction other than the State of Texas and the applicable federal laws of the United States of America. To the extent the opinions set forth above are governed by the laws of the State of Delaware, we have based such opinions exclusively upon a reading of the Delaware Revised Uniform Limited Partnership Act, without taking into account any legislative, judicial or administrative interpretations thereof.

      (c) Whenever any opinion expressed herein with respect to the existence or absence of facts is qualified as being "to our knowledge," "to our attention" or words of similar import, such qualification indicates that, except as otherwise expressed, (i) no information has come to the attention of any Applicable F&J Attorney (as hereinafter defined) that has given such attorney actual knowledge of the existence of such facts; (ii) we have not undertaken any independent investigation to determine the existence or absence of such facts; and (iii) no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Sellers or from our providing this opinion. For purposes of this opinion, "Applicable F&J Attorney" refers to any attorney in the offices of Fulbright & Jaworski L.L.P. in Dallas, Texas who has provided a substantial amount of legal services for any Seller since January 1, 2004 and is aware of such facts in the course of his or her duties at Fulbright & Jaworski L.L.P.

      (d) Our opinions expressed in paragraph 4(ii) above as to breach or default under any statute, rule or regulation and in paragraph 5 above as to the lack of need for any consent, approval, authorization or other action by, or filing with, any governmental authority is based solely upon a review of those statutes, rules and regulations that, in our experience, are normally applicable to the transactions contemplated by the Contract of Sale.

      (e) We express no opinion as to the enforceability of the Contract of Sale or any provision thereof.

      (f) Any statement in this opinion that "we assume" or "we have assumed" or similar statements means that we assume or have assumed the fact, conclusion or matter stated, without independent verification by us.

      (g) We have assumed, and the opinions expressed in this letter are subject to the assumption that, neither you nor your counsel have knowledge of any fact or circumstance that makes any of the opinions or assumptions in this letter incorrect in any manner.

      The opinions set forth in this opinion letter are limited to the matters expressly described herein, and no opinion is to be implied or may be inferred therefrom or from any of the qualifications, definitions, limitations, assumptions or exceptions set forth herein. Specifically (but not exclusively), we express no opinion as to (a) the truthfulness or accuracy of any reports, plans, documents, financial statements or other matters furnished to the Buyer by, or on behalf of any Seller, any of their affiliates or any other person or entity in connection with the Contract of Sale or otherwise, or (b) the truthfulness or accuracy of any representation or warranty made by any Seller, any of their affiliates or any other person or entity in the Contract of Sale or otherwise.

                                    Exhibit S

      Our opinions set forth in this opinion letter are based upon the facts in existence and laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts, including amendments to the Contract of Sale, or laws come to our attention after the date hereof.

      This opinion letter has been rendered solely for your benefit in connection with the Contract of Sale and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without this firm's prior written consent.

                                              Very truly yours,

                                              - - - DRAFT - - -

                                              Fulbright & Jaworski L.L.P.

                                    Exhibit S

                                     ANNEX A
                            ORGANIZATIONAL DOCUMENTS

                       [To be completed prior to Closing]

                                     Annex A

                                     ANNEX B
                               MATERIAL AGREEMENTS

                       [To be completed prior to Closing]

                                     Annex B